UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2017

Item 1. Report to Stockholders.

ANNUAL REPORT   •   MARCH 31, 2017

Hodges Fund

Small Cap Fund

Small Intrinsic Value Fund

Small-Mid Cap Fund

Pure Contrarian Fund

Blue Chip Equity Income Fund

www.hodgesfunds.com

Hodges Capital — Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1
Sector Allocations	8
Expense Examples	11
Performance Charts and Analysis	13
Schedules of Investments	21
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets	34
Financial Highlights	40
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	60
Trustees and Executive Officers	61
Additional Information	63
Privacy Notice	65

Hodges Mutual Funds

May 30, 2017

Dear Shareholder:

The most recent fiscal year for the Hodges Funds ended March 31, 2017. Performance across our six fund strategies was mixed over this twelve month period.  Following strong gains in the December 2016 quarter, investors spent a good deal of the following March 2017 quarter working through the negatives and positives associated with much of the policy rhetoric coming out of Washington D.C.  The total return for the S&P 500® Index for the twelve months ending March 31, 2017 amounted to 17.17%.  At Hodges Capital Management, we are maintaining our cautiously constructive stance on the growth and regulatory environment for most domestic businesses.  As the prospects for earnings improvement in the year ahead appears likely for many U.S. companies, we see value and growth opportunities in many of the cyclical areas of the market such as financials, consumer discretionary, technology, and industrials, whose earnings have been stagnant over the past couple of years due to sluggish growth in the U.S. economy.  By contrast, we see less long-term opportunities in utilities, telecom, and consumer staples which had benefited the most from low interest rates and a flight to perceived “safety” in recent years.

Returns (Retail Class) as of 03/31/2017:

					Since
	1 Year*	3 Year*	5 Year*	10 Year*	Inception*
Hodges Fund (10/9/92) (HDPMX)	30.64%	7.72%	16.83%	6.14%	10.33%
S&P 500® Index	17.17%	10.37%	13.30%	7.51%	9.67%
Hodges Small Cap Fund (12/18/07) (HDPSX)	16.81%	2.53%	10.88%	n/a	9.59%
Russell 2000® Index	26.22%	7.22%	12.35%	n/a	8.29%
Hodges Small Intrinsic Value Fund (12/26/13) (HDSVX)	16.53%	7.63%	n/a	n/a	8.24%
Russell 2000® Value Index	29.37%	7.62%	n/a	n/a	7.61%
Hodges Small-Mid Fund (12/26/13) (HDSMX)	22.18%	6.14%	n/a	n/a	7.54%
Russell 2500® Index	21.53%	7.43%	n/a	n/a	7.69%
Hodges Pure Contrarian Fund (9/10/09) (HDPCX)	39.30%	0.38%	9.29%	n/a	8.88%
S&P 500® Index	17.17%	10.37%	13.30%	n/a	13.79%
Hodges Blue Chip Equity Income Fund (9/10/09) (HDPBX)	13.88%	6.53%	12.19%	n/a	10.90%
Russell 1000® Index	17.43%	9.99%	13.26%	n/a	13.87%

*	Average Annualized

		HDPMX	HDPSX	HDSVX	HDSMX	HDPCX	HDPBX
	Gross Expense Ratio^	1.30%**	1.30%	1.43%***	1.79%***	2.48%***	1.73%***
	Net Expense Ratio^	1.18%**	1.30%	1.31%***	1.41%***	1.41%***	1.30%***

^	Ratios are from the Prospectus dated July 29, 2016.
**	Per the Prospectus supplement dated April 3, 2017, effective April 1, 2017, the Advisor has contractually agreed to reduce its fees and/or pay Fund expenses until at least July 31, 2018.
***	The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses until at least July 31, 2017. Investors pay the net expense ratio.

Please see the Financial Highlights on pages 40-47 for the most recent expense ratios.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224. The Funds’ Retail Class shares impose a 1.00% redemption fee on shares held for thirty days or less (60 days or less for Institutional Class shares). Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Mutual Funds
Although structural changes to the business landscape in the U.S. are widely anticipated, we are not attempting to forecast or market-time interest rates, currency fluctuations, or commodity prices.  Instead, we believe this is an ideal time to scrutinize the fundamentals of individual companies.  Although not true for every company, we see many of the headwinds for earnings of the past two years subsiding as input costs stabilize, consumption improves, and the likelihood that corporate tax reform could boost profits, as well as increase capital investment in businesses of all sizes.  As always, we are making a conscious effort to remain objective and open-minded in our buy and sell decisions, while continuously looking for new opportunities around every corner.  Although many areas of the U.S. equity market appear fully valued, we believe that there are still opportunities to invest in great businesses that are trading at what we view as attractive prices in segments of the market that are out of favor or simply misunderstood by Wall Street.  It is our view that U.S. equity valuations remain in check with the S&P 500® Index trading at 17.6X forward earnings estimates according to FactSet.  The inverse of this multiple is an earnings yield around 5.68%, compared to the 10-year treasury yield of 2.40% as of March 31, 2017.  We believe this risk premium indicates that the potential reward for holding stocks still outweighs the underlying downside risk.

The research team at Hodges Capital Management has continued to rigorously gather and analyze firsthand information from a broad scope of publicly traded companies, which has resulted in a few worthwhile observations.  First, most management teams seem more optimistic regarding the prospects for demand growth, pricing power, margin improvement and earnings growth compared to a year ago.  Second, corporate balance sheets remained generally in good shape, allowing many companies to reinvest in capital projects, make strategic acquisitions, buy back shares, and historically pay dividends.  While we invest in individual companies, not stock markets, we can’t help but point out that most individual and institutional investors still remain underweight equities following a prolonged period of outflows from domestic equity funds.  At the same time, there has been a meaningful decline in the number of listed stocks in the U.S. as fewer smaller companies are going public while merger and acquisition activity reduces the number of publicly traded companies.  According to a recent Global Financial Strategies Report published by Credit Suisse, the number of U.S. listed companies has decreased by roughly 50% from 1996 through 2016 as the number of delisted stocks outstripped the number of new listings by 3,650 companies.  This is likely the function of the cost and regulatory environment outweighing the need for smaller companies to access the public markets in a low interest rate environment.  As a result, the supply of publicly traded stocks has fallen, while the surviving publicly traded companies on average tend to be more established and profitable businesses that can be more capable of paying out dividends and returning cash to shareholders through share buybacks. While not every facet of the U.S. stock market appears rosy, we maintain that current conditions provide opportunities to buy individual stocks with good potential relative to their underlying risk.

While we are encouraged with the opportunities in the year ahead, we know it will not be without its own unique challenges, and would not be surprised to see volatility return at some point during the next twelve months.  In the midst of such volatility, we have historically found bargains as we rigorously look for investments in well-run businesses that control their own destiny by relying on ingenuity and well-calculated business decisions.  Although the macro conditions can seem overwhelming at times, we always fall back to the simple idea that stock prices over the long run are not a function of news headlines or political rhetoric, but instead determined by the future earnings and cash flows of each underlying business.  In conclusion, we see this as a good time for active portfolio managers to carefully select individual stocks that we believe can generate long-term value for shareholders.

Hodges Mutual Funds

Hodges Fund (HDPMX)

The Hodges Fund (Retail Class) achieved a return of 30.64% over the past twelve months to 17.17% for the S&P 500® Index.  Despite the headwinds surrounding many economically sensitive areas of the market in recent months, several of the Fund’s energy, technology, and material stocks experienced significant moves higher during the past year, which included Texas Pacific Land Trust (TPL), United States Steel (X), and Micron Technology (MU).  The Hodges Fund remains focused on investments where we have the highest conviction.  The number of positions held in the Fund at March 31, 2017 was 52.  During the Fund’s fiscal year ending March 31, 2017, we took profits in a few stocks that appeared to offer less additional upside potential relative to their downside risk, increased the size of several positions in which we remain convicted, and entered into several new positions.  For example, the Hodges Fund took profits in AH Belo Corp. (AHC) and exited its stake in G-III Apparel (GIII), while adding to or entering into new positions such as investment bank, Houlihan Lokey (HLI), and enterprise cloud platform solutions provider, Nutanix (NTNX).  The top ten holdings at March 31, 2017 included Texas Pacific Land Trust (TPL), Ring Energy (REI), American Airlines Group (AAL), Gogo (GOGO), Matador Resources Company (MTDR), Micron Technology, Inc. (MU), J.C. Penney (JCP), FaceBook, Inc. (FB), Freeport-McMoRan, Inc. (FCX), and Controladora Vuela Company (VLRS), which represented 38.85% of the Fund’s holdings.

Hodges Fund (Retail Class) vs S&P 500® Index

As of 3.31.2017

Hodges Small Cap Fund (HDPSX)

During the past twelve months ending March 31, 2017, the Hodges Small Cap Fund (Retail Class) experienced a gain of 16.81% versus a gain of 26.22% for the Russell 2000® Index.  The Fund’s performance lagged over this period due to its overweight exposure in industrial and consumer discretionary stocks that underperformed the Russell 2000® Index.  In addition, the Small Cap Fund lacked exposure relative to the Russell 2000® Index in the areas of utilities, healthcare, and consumer stables, which we view as less attractive long-term investments based on the prevailing cautions of most companies in these sectors.  Despite disappointing performance in the recent fiscal year, we believe the Hodges Small Cap Fund remains well diversified across industrials, transportation, financial services, technology, and consumer-related names that we expect could contribute to the Fund’s long-term performance.  The Fund has recently taken profits in several stocks that appeared fairly valued relative to their underlying fundamentals, and established several new positions that we view as having an attractive risk/reward profile.  The total number of stocks held in the Fund at March 31, 2017 was 62 compared to 75 a year ago.  Top ten holdings represented 28.32% of the Fund’s holdings and included RSP Permian (RSPP), Texas Pacific Land Trust (TPL), JetBlue Airways (JBLU), Hilltop Holdings (HTH), Encore Wire Corporation (WIRE), Group 1 Automotive (GPI), Cooper Tire & Rubber Company (CTB), Kapstone Paper & Packaging (KS), Legacy Texas Financial Group (LTXB), and Casey’s General Stores Inc. (CASY).

While the nature of small cap investing can provide opportunities for active portfolio management in just about any type of market, we view the current environment as an advantageous period for active stock picking within the small cap segment of the market.  Moreover, we expect small cap investing to require a greater degree of individual stock selection and are now focusing

Hodges Mutual Funds

on a number of areas within the small cap universe that in many cases are underfollowed or ignored by larger institutional investors.  In the current environment, we expect merger activity to pick up as larger companies seek to grow by acquiring smaller businesses that can complement or expand their addressable markets.  In our opinion, small caps may also be in the best position to benefit from corporate tax reform as they tend to have more simplistic capital structures and exposure to the domestic economy.  For the most part, we expect these factors to support valuation multiples for small cap stocks.

Hodges Small Cap Fund (Retail Class) vs Russell 2000® Index

As of 3.31.2017

Hodges Small Intrinsic Value Fund (HDSVX)

The Hodges Small Intrinsic Value Fund experienced a gain of 16.53% in the twelve months ending March 31, 2017 compared to a return of 29.37% for its benchmark, the Russell 2000® Value Index.  The Fund’s lagging relative performance was largely attributed to the Fund’s overweighed exposure to several consumer discretionary stocks, which significantly underperformed relative to the broader market over the past twelve months.  The top ten holdings at the end of the fiscal year represented 29.30% of the Fund’s holdings and included Triumph Bancorp (TBK), Forterra (FRTA), LGI Homes, Inc. (LGIH), TriState Capital Holdings, Inc. (TSC), Kansas City Southern (KSU), Group 1 Automotive, Inc. (GPI), Controladora Vuela Company (VLRS), Veritex Holding (VBTX), Blue Bird (BLBD), and Tower Semiconductor (TSEM).

Hodges Small Intrinsic Value Fund vs Russell 2000® Value Index

As of 3.31.2017

Hodges Mutual Funds

Hodges Small-Mid Cap Fund (HDSMX)

For the twelve months ending March 31, 2017, the Hodges Small-Mid Cap Fund experienced a return of 22.18% compared to a gain of 21.53% for the Russell 2500® Index.  The Fund’s favorable relative performance was attributed to strength in several energy, consumer, and industrial related stocks.  The top ten holdings at the end of the year represented 36.72% of the Fund’s holdings and included Veritex Holdings (VBTX), WPX Energy (WPX), Norwegian Cruise Line (NCLH), O’Reilly Automotive Inc. (ORLY), Whirlpool Corp. (WHR), Murphy USA, Inc. (MUSA), Patterson Companies, Inc. (PDCO), D.R. Horton, Inc. (DHI), Kirby Corporation (KEX), and Foot Locker (FL).

Hodges Small-Mid Cap Fund vs Russell 2500® Index

As of 3.31.2017

Hodges Pure Contrarian Fund (HDPCX)

The Pure Contrarian Fund stands out as our best performing fund over the past twelve months that ended March 31, 2017, generating a 39.30% return compared to a return of 17.17% for the S&P 500® Index.  Extraordinary performance over the past twelve months has been largely attributed to significant improvement among several out-of-favor names, many of which are highly sensitive to commodity prices.  Although timing a recovery in contrarian stocks can be tricky over short periods of time, we believe this strategy could be rewarding over a long investment horizon.  We also expect this strategy to be less correlated with the broader market due to the general nature of contrarian investing.  During the recent fiscal year, we continued to position the Fund in out-of-favor investment opportunities that we believe offer the best upside potential relative to their downside potential.  Top ten holdings included Controladora Vuela Company (VLRS), Comstock Resources (CRK), Cliffs

Hodges Mutual Funds

Natural Resources (CLF), Chico’s FAS (CHS), Gogo, Inc. (GOGO), Ring Energy, Inc. (REI), American Eagle Outfitters, Inc. (AEO), Bank of America Corporation (BAC), Cemex SAB de C.V. (CX), and Horizon Pharma plc (HZNP).  The top 10 stocks in the Fund at March 31, 2017 represented 46.40% of the Fund’s holdings.  The returns shown were achieved during a period of generally rising market values.  Investors should not expect that such favorable returns can be achieved consistently.

Hodges Pure Contrarian Fund vs S&P 500® Index

As of 3.31.2017

Hodges Blue Chip Equity Income Fund (HDPBX)

The Hodges Blue Chip Equity Income Fund experienced a gain of 13.88% in the twelve months ending March 31, 2017, compared to a gain of 17.43% for the Russell 1000® Index. Lagging performance relative to the benchmark in 2016 reflected weakness among several of the Fund’s high quality consumer discretionary stocks, such as Tractor Supply Company (TSCO), as well as disappointing performance from several healthcare names such as Gilead Sciences (GILD).  Although we were disappointed with the Fund’s relative performance in the recent quarter, we have found plenty of attractive high quality dividend-paying stocks that offer upside potential in addition to dividend income as stable corporate profits support the ability of companies to pay out dividends.  The Fund’s portfolio remains well diversified in companies that we believe can generate above average income and total returns on a risk adjusted basis.  Top ten holdings at the end of the fiscal year represented 42.61% of the Fund’s holdings and included The Home Depot, Inc. (HD), Microsoft Corporation (MSFT), Facebook (FB), General Electric Company (GE), Apple (AAPL), Johnson & Johnson (JNJ), EnLink Midstream (ENLC), Eli Lilly and Company (LLY), Boeing Company (BA), and Taiwan Semiconductor Manufacturing Co. Ltd (TSM).

Hodges Blue Chip Equity Income Fund vs Russell 1000® Index

As of 3.31.2017

Hodges Mutual Funds

In conclusion, we remain encouraged by the long-term investment opportunities surrounding the Hodges Mutual Funds.  By offering six distinct mutual fund strategies that cover most major segments of the domestic equity market, we have the opportunity to serve the diverse needs of most financial advisors and individual investors.  Our entire investment team of portfolio managers, analysts, and traders are working diligently by studying companies, meeting with management teams, observing trends, and attempting to navigate today’s volatile financial markets.  Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges		Eric Marshall
Co-Portfolio Manager		Co-Portfolio Manager

Gary Bradshaw	Chris Terry	Derek Maupin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of the author, and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and is not a recommendation to buy or sell any security.  Portfolio composition and company ownership in the Hodges Funds are subject to daily change.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectus contains this and other important information about the Hodges Funds, and it may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com.  Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as limited liquidity and greater volatility. Funds that are non-diversified are more exposed to individual stock volatility than a diversified fund. Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The S&P 500® Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general. The Russell 1000® Index is a subset of the Russell 3000® Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks. The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. The Russell 3000® Index is a stock index consisting of the 3000 largest publically listed companies, representing about 98% of the total capitalization of the entire U.S. stock market. You cannot invest directly in an index. The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. You cannot invest directly in an index.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Earnings Growth is not a measure of the Fund’s future performance.

Forward Earnings Yield: The same earnings per share for the projected 12-month period divided by the current market price per share.

Hodges Capital Management is the Advisor to the Hodges Funds.

Hodges Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2017 (Unaudited)

(as a percentage of net assets)

Hodges Fund
(HDPMX & HDPIX)

* Cash equivalents and other assets less liabilities

Hodges Small Cap Fund
(HDPSX & HDSIX)

* Cash equivalents and other assets less liabilities

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2017 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Small Intrinsic Value Fund
(HDSVX)

* Cash equivalents and other assets less liabilities

Hodges Small-Mid Cap Fund
(HDSMX)

* Cash equivalents and other assets less liabilities

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2017 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Pure Contrarian Fund
(HDPCX)

* Cash equivalents and other assets less liabilities

Hodges Blue Chip Equity Income Fund
(HDPBX)

* Cash equivalents and other assets less liabilities

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2017 (Unaudited)

As a shareholder of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/16-3/31/17).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund (Retail Class), Hodges Small Cap Fund (Retail Class), Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Classes of the Hodges Fund and Hodges Small Cap Fund. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples below.  The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hodges Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/16	3/31/17	10/1/16 – 3/31/17[1]
HDPMX:
Retail Class Actual	$1,000.00	$1,097.20	$6.80
Retail Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.54

HDPIX:
Institutional Class Actual	$1,000.00	$1,099.40	$5.23
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.04

[1]
Expenses are equal to the Hodges Fund’s expense ratio for the most recent six-month period of 1.30% for the Retail Class shares, and 1.00% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2017 (Unaudited) (Continued)

Hodges Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/16	3/31/17	10/1/16 – 3/31/17[2]
HDPSX:
Retail Class Actual	$1,000.00	$1,089.30	$6.51
Retail Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.29

HDSIX:
Institutional Class Actual	$1,000.00	$1,090.90	$5.00
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.14	$4.84

[2]
Expenses are equal to the Hodges Small Cap Fund’s expense ratio for the most recent six-month period of 1.25% for the Retail Class shares, and 0.96% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Small Intrinsic Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/16	3/31/17	10/1/16 –3/31/17[3]
HDSVX:
Actual	$1,000.00	$1,105.10	$6.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.50	$6.49

[3]
Expenses are equal to the Hodges Small Intrinsic Value Fund’s expense ratio for the most recent six-month period of 1.29% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Small-Mid Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/16	3/31/17	10/1/16 –3/31/17[4]
HDSMX:
Actual	$1,000.00	$1,126.40	$7.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.04

[4]
Expenses are equal to the Hodges Small-Mid Cap Fund’s expense ratio for the most recent six-month period of 1.40% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Pure Contrarian Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/16	3/31/17	10/1/16 – 3/31/17[5]
HDPCX:
Actual	$1,000.00	$1,052.10	$7.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.04

[5]
Expenses are equal to the Hodges Pure Contrarian Fund’s expense ratio for the most recent six-month period of 1.40% (fee waivers and expenses absorbed in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Blue Chip Equity Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/16	3/31/17	10/1/16 – 3/31/17[6]
HDPBX:
Actual	$1,000.00	$1,124.30	$6.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.54

[6]
Expenses are equal to the Hodges Blue Chip Equity Income Fund’s expense ratio for the most recent six-month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Fund – Retail Shares
Value of $10,000 vs. S&P 500® Index

Annualized Returns for the Periods Ended March 31, 2017

				Since Inception
	1 Year	5 Year	10 Year	(10/9/92)
Hodges Fund – Retail Shares	30.64%	16.83%	6.14%	10.33%
S&P 500® Index	17.17%	13.30%	7.51%	9.67%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund – Institutional Shares
Value of $1,000,000 vs. S&P 500® Index

Annualized Returns for the Periods Ended March 31, 2017

				Since Inception
	1 Year	3 Year	5 Year	(12/12/08)
Hodges Fund – Institutional Shares	31.12%	8.13%	17.17%	16.70%
S&P 500® Index	17.17%	10.37%	13.30%	15.10%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Retail Shares
Value of $10,000 vs. Russell 2000® Index

Annualized Returns for the Periods Ended March 31, 2017

				Since Inception
	1 Year	3 Year	5 Year	(12/18/07)
Hodges Small Cap Fund – Retail Shares	16.81%	2.53%	10.88%	9.59%
Russell 2000® Index	26.22%	7.22%	12.35%	8.29%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 18, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Institutional Shares
Value of $1,000,000 vs. Russell 2000® Index

Annualized Returns for the Periods Ended March 31, 2017

				Since Inception
	1 Year	3 Year	5 Year	(12/12/08)
Hodges Small Cap Fund – Institutional Shares	17.21%	2.86%	11.25%	19.60%
Russell 2000® Index	26.22%	7.22%	12.35%	15.57%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Intrinsic Value Fund
Value of $10,000 vs. Russell 2000® Value Index

Annualized Returns for the Periods Ended March 31, 2017

			Since Inception
	1 Year	3 Year	(12/26/13)
Hodges Small Intrinsic Value Fund	16.53%	7.63%	8.24%
Russell 2000® Value Index	29.37%	7.62%	7.61%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small-Mid Cap Fund
Value of $10,000 vs. Russell 2500® Index

Annualized Returns for the Periods Ended March 31, 2017

			Since Inception
	1 Year	3 Year	(12/26/13)
Hodges Small-Mid Cap Fund	22.18%	6.14%	7.54%
Russell 2500® Index	21.53%	7.43%	7.69%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Pure Contrarian Fund
Value of $10,000 vs. S&P 500® Index

Annualized Returns for the Periods Ended March 31, 2017

				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Pure Contrarian Fund	39.30%	0.38%	9.29%	8.88%
S&P 500® Index	17.17%	10.37%	13.30%	13.79%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The 1-Year returns shown were achieved during a period of generally rising market values.  Investors should not expect that such favorable returns can be achieved consistently.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Blue Chip Equity Income Fund
Value of $10,000 vs. Russell 1000® Index

Annualized Returns for the Periods Ended March 31, 2017

				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Blue Chip Equity Income Fund	13.88%	6.53%	12.19%	10.90%
Russell 1000® Index	17.43%	9.99%	13.26%	13.87%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2017

Shares		Value

COMMON STOCKS: 93.6%

Air Transportation: 8.7%
400,000	American Airlines Group, Inc.	$16,920,000
803,050	Controladora Vuela Cia de
	Aviacion SAB de CV - ADR*	11,194,517
100,000	Southwest Airlines Co.	5,376,000
		33,490,517
Apparel Manufacturing: 2.2%
90,000	adidas AG - ADR	8,567,100

Audio & Video Equipment Manufacturing: 1.6%
325,000	Knowles Corp.*	6,158,750

Basic Materials Manufacturing: 7.0%
155,689	Encore Wire Corp.	7,161,694
300,000	KapStone Paper & Packaging Corp.	6,930,000
300,000	TimkenSteel Corp.*	5,673,000
115,000	U.S. Concrete, Inc.*,1	7,423,250
		27,187,944
Cement & Concrete Product Manufacturing: 0.5%
200,000	Cemex SAB de CV - ADR*	1,814,000

Computer & Electronic Products: 3.9%
525,000	Micron Technology, Inc.*	15,172,500

Construction: 2.2%
250,000	DR Horton, Inc.	8,327,500

Depository Credit Intermediation: 3.8%
230,000	Veritex Holdings, Inc.*	6,467,600
150,000	Wells Fargo & Co.	8,349,000
		14,816,600
Financial Investment Activities: 1.6%
350,000	Deutsche Bank AG*	6,006,000

Food & Beverage Manufacturing: 2.3%
1,080,000	Amplify Snack Brands, Inc.*	9,072,000

Heavy & Civil Engineering Construction: 2.3%
450,000	Forterra, Inc.*	8,775,000

Internet Services: 8.4%
100,000	Facebook, Inc. - Class A*	14,205,000
1,667,000	Gogo, Inc.*	18,337,000
		32,542,000
Land Ownership & Leasing: 5.1%
70,000	Texas Pacific Land Trust	19,582,500

Leisure: 1.8%
70,000	Royal Caribbean Cruises Ltd.	6,867,700

Manufacturing: 1.6%
1,683,521	The Dixie Group, Inc.*,1,2	6,060,676

Mining, Oil & Gas Extraction: 15.7%
969,220	Comstock Resources, Inc.*,1	8,945,900
128,554	EnLink Midstream, LLC	2,493,948
1,000,000	Freeport-McMoRan, Inc.*	13,360,000
625,000	Matador Resources Co.*	14,868,750
300,000	Parsley Energy, Inc. - Class A*	9,753,000
1,030,000	Ring Energy, Inc.*	11,144,600
		60,566,198
Non-Depository Credit Intermediation: 2.2%
250,500	Houlihan Lokey, Inc.	8,629,725

Oil & Gas Extraction: 0.3%
263,606	Lonestar Resources
	US, Inc. - Class A*	1,333,846
Pharmaceuticals: 6.1%
500,000	Horizon Pharma PLC*	7,390,000
250,000	Mylan NV*	9,747,500
140,000	Pacira Pharmaceuticals, Inc.*	6,384,000
		23,521,500
Recreation: 1.7%
400,000	ClubCorp Holdings, Inc.	6,420,000

Restaurants & Eating Places: 1.2%
1,527,974	Luby’s, Inc.*,1,2	4,751,999

Retail Trade: 5.6%
300,000	Duluth Holdings, Inc. - Class B*	6,387,000
2,500,000	J.C. Penney Co., Inc.*	15,400,000
		21,787,000
Software Publishers: 5.1%
568,900	Nutanix, Inc. - Class A*	10,678,253
300,000	Symantec Corp.	9,204,000
		19,882,253
Support Activities for Mining: 2.7%
1,440,000	Fairmount Santrol Holdings, Inc.*	10,555,200
TOTAL COMMON STOCKS
(Cost $342,036,439)		361,888,508

Contracts
(100 shares per contract)

CALL OPTIONS PURCHASED: 4.9%*

Aerospace & Defense: 0.8%
500	The Boeing Co.
	Expiration: June 2017,
	Exercise Price: $120.00*	2,860,000

Computer & Electronic Products: 1.1%
1,000	Apple, Inc.
	Expiration: July 2017,
	Exercise Price: $100.00*	4,387,500

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2017 (Continued)

Contracts
(100 shares per contract)		Value

CALL OPTIONS PURCHASED: 4.9%* (Continued)

Couriers & Express Delivery Services: 0.5%
500	FedEx Corp.
	Expiration: January 2018,
	Exercise Price: $165.00*	$1,793,750

Full-Service Restaurants: 0.4%
750	McDonald’s Corp.
	Expiration: January 2018,
	Exercise Price: $110.00*	1,558,125

Internet Services: 0.5%
	Alphabet, Inc.
70	Expiration: January 2018,
	Exercise Price: $750.00*	900,550
130	Expiration: January 2018,
	Exercise Price: $800.00*	1,181,050
		2,081,600

Motor Vehicle Body & Trailer Manufacturing: 0.7%
	Tesla, Inc.
200	Expiration: June 2017,
	Exercise Price: $220.00*	1,212,500
175	Expiration: January 2018,
	Exercise Price: $200.00*	1,497,125
		2,709,625

Securities & Commodity Contracts
Intermediation & Brokerage: 0.5%
400	Affiliated Managers Group, Inc.
	Expiration: September 2017,
	Exercise Price: $135.00*	1,280,000
200	The Goldman Sachs Group, Inc.
	Expiration: January 2018,
	Exercise Price: $200.00*	772,000
		2,052,000
Software Publishers: 0.4%
	Activision Blizzard, Inc.
2,250	Expiration: May 2017,
	Exercise Price: $50.00*	466,875
1,100	Expiration: November 2017,
	Exercise Price: $43.00*	1,003,750
		1,470,625
TOTAL CALL OPTIONS PURCHASED
(Cost $13,467,729)		18,913,225

SHORT-TERM INVESTMENTS: 0.0%[3]

Money Market Funds: 0.0%[3]
229	Invesco Short-Term
	Investments Trust-
	Treasury Portfolio -
	Institutional Class, 0.23%[4]	229
TOTAL SHORT-TERM INVESTMENTS
(Cost $229)		229
TOTAL INVESTMENTS IN SECURITIES: 98.5%
(Cost $355,504,397)		380,801,962
Other Assets in Excess of Liabilities: 1.5%		5,803,752
TOTAL NET ASSETS: 100.0%		$386,605,714

ADR - American Depositary Receipt
*	Non-income producing security
[1]	Affiliated company as defined by the Investment Company Act of 1940
[2]	A portion of this security is considered illiquid. As of March 31, 2017, the total value of the investment considered illiquid was $9,935,854 or 2.6% of total net assets.
[3]	Does not round to 0.1%
[4]	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2017

Shares		Value

COMMON STOCKS: 97.7%

Air Transportation: 5.1%
1,550,000	Controladora Vuela Cia de
	Aviacion SAB de CV - ADR*	$21,607,000
1,850,000	JetBlue Airways Corp.*	38,128,500
		59,735,500
Apparel Manufacturing: 1.4%
730,000	G-III Apparel Group Ltd.*	15,979,700

Automotive Retail: 2.5%
400,000	Group 1 Automotive, Inc.	29,632,000

Basic Materials Manufacturing: 13.0%
770,000	Commercial Metals Co.	14,730,100
258,700	Eagle Materials, Inc.	25,130,118
694,574	Encore Wire Corp.[1]	31,950,404
1,500,000	KapStone Paper & Packaging Corp.	34,650,000
428,000	U.S. Concrete, Inc.*,2	27,627,400
550,000	United States Steel Corp.	18,595,500
		152,683,522
Computer & Electronic Products: 5.7%
1,000,000	Cypress Semiconductor Corp.	13,760,000
690,000	Diodes, Inc.*	16,594,500
475,000	FARO Technologies, Inc.*,1	16,981,250
860,000	Tower Semiconductor Ltd.*	19,823,000
		67,158,750
Construction: 1.8%
900,000	Primoris Services Corp.	20,898,000

Depository Credit Intermediation: 6.8%
1,200,000	Hilltop Holdings, Inc.	32,964,000
279,001	Independent Bank Group, Inc.	17,939,764
725,000	LegacyTexas Financial Group, Inc.	28,927,500
		79,831,264
Financial Investment Activities: 1.0%
700,000	Virtu Financial, Inc.	11,900,000

Food & Beverage Manufacturing: 1.5%
2,070,000	Amplify Snack Brands, Inc.*	17,388,000

Freight Transportation: 1.0%
520,000	Marten Transport Ltd.[1]	12,194,000

Furniture Manufacturing: 1.0%
700,000	Steelcase, Inc. - Class A	11,725,000

General Manufacturing: 2.5%
645,000	Cooper Tire & Rubber Co.	28,605,750

Hotels: 2.1%
1,815,000	La Quinta Holdings, Inc.*	24,538,800

Insurance: 0.7%
340,000	National General Holdings Corp.	8,078,400

Internet Services: 2.0%
2,136,500	Gogo, Inc.*	23,501,500

Investment Management: 1.3%
1,650,000	Wisdomtree Investments, Inc.	14,982,000

Land Ownership & Leasing: 2.8%
117,142	Texas Pacific Land Trust[1]	32,770,475

Machinery: 1.5%
300,000	AGCO Corp.	18,054,000

Medical Equipment & Supplies Manufacturing: 2.7%
1,627,500	Dignitana AB*,1	2,960,527
415,000	Halyard Health, Inc.*	15,807,350
165,000	NuVasive, Inc.*	12,322,200
		31,090,077
Mining, Oil & Gas Extraction: 9.9%
1,400,000	Cliffs Natural Resources, Inc.*	11,494,000
322,000	Comstock Resources, Inc.*,2	2,972,060
203,400	Diamondback Energy, Inc.*	21,095,631
663,347	EnLink Midstream, LLC	12,868,932
1,100,000	Matador Resources Co.*	26,169,000
1,000,000	RSP Permian, Inc.*	41,430,000
		116,029,623
Oil & Gas Extraction: 2.1%
450,000	SM Energy Co.	10,809,000
1,000,000	WPX Energy, Inc.*	13,390,000
		24,199,000
Petroleum Products: 0.4%
400,000	Aegean Marine
	Petroleum Network, Inc.	4,820,000

Pharmaceuticals: 1.9%
1,500,000	Horizon Pharma PLC*	22,170,000

Real Estate Investment Trusts: 3.6%
380,000	CyrusOne, Inc.	19,558,600
1,650,000	FelCor Lodging Trust, Inc.	12,391,500
215,000	The GEO Group, Inc.	9,969,550
		41,919,650
Recreation: 3.8%
390,000	Brunswick Corp.	23,868,000
1,300,000	ClubCorp Holdings, Inc.	20,865,000
		44,733,000
Restaurants & Eating Places: 1.7%
105,000	Cracker Barrel
	Old Country Store, Inc.	16,721,250
1,140,000	Luby’s, Inc.*,1,2	3,545,400
		20,266,650

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2017 (Continued)

Shares		Value

COMMON STOCKS: 97.7% (Continued)

Retail Trade: 9.5%
850,000	American Eagle Outfitters, Inc.	$11,925,500
290,000	Casey’s General Stores, Inc.	32,552,500
4,000,000	J.C. Penney Co., Inc.*	24,640,000
575,000	Kate Spade & Co.*	13,357,250
920,000	Party City Holdco, Inc.*	12,926,000
650,000	Shoe Carnival, Inc.[1]	15,970,500
		111,371,750
Scientific Research & Development Services: 1.9%
250,000	Charles River Laboratories
	International, Inc.*	22,487,500

Securities & Commodity Contracts
Intermediation & Brokerage: 0.3%
70,000	Stifel Financial Corp.*	3,513,300

Software Publishers: 3.0%
725,000	Fortinet, Inc.*	27,803,750
370,200	Nutanix, Inc. - Class A*	6,948,654
		34,752,404
Support Activities for Mining: 0.3%
500,000	Fairmount Santrol Holdings, Inc.*	3,665,000

Transportation & Warehousing: 1.0%
170,000	Kirby Corp.*	11,993,500

Transportation Equipment: 1.9%
820,000	Trinity Industries, Inc.	21,771,000
TOTAL COMMON STOCKS
(Cost $998,877,242)		1,144,439,115

SHORT-TERM INVESTMENTS: 1.8%

Money Market Funds: 1.8%
20,582,108	Invesco Short-Term
	Investments Trust-
	Treasury Portfolio -
	Institutional Class, 0.23%[3]	20,582,108
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,582,108)		20,582,108
TOTAL INVESTMENTS IN SECURITIES: 99.5%
(Cost $1,019,459,350)		1,165,021,223
Other Assets in Excess of Liabilities: 0.5%		6,051,751
TOTAL NET ASSETS: 100.0%		$1,171,072,974

ADR - American Depositary Receipt
*	Non-income producing security
[1]	A portion of this security is considered illiquid. As of March 31, 2017, the total value of the investment considered illiquid was $34,228,612 or 2.9% of total net assets.
[2]	Affiliated company as defined by the Investment Company Act of 1940
[3]	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2017

Shares		Value

COMMON STOCKS: 95.4%

Air Transportation: 2.5%
200,000	Controladora Vuela Cia de
	Aviacion SAB de CV - ADR*	$2,788,000

Automotive Retail: 2.7%
40,000	Group 1 Automotive, Inc.	2,963,200

Basic Materials Manufacturing: 8.2%
50,000	Encore Wire Corp.	2,300,000
110,000	KapStone Paper & Packaging Corp.	2,541,000
100,000	TimkenSteel Corp.*	1,891,000
36,000	U.S. Concrete, Inc.*,1	2,323,800
		9,055,800
Communications Equipment Manufacturing: 1.1%
170,000	Mitel Networks Corp.*	1,178,100

Computer & Electronic Products: 6.0%
130,000	ARI Network Services, Inc.*,2	676,000
170,000	Cypress Semiconductor Corp.	2,339,200
155,000	Tower Semiconductor Ltd.*	3,572,750
		6,587,950
Construction: 7.6%
27,500	Dycom Industries, Inc.*	2,556,125
110,000	LGI Homes, Inc.*	3,730,100
90,000	Primoris Services Corp.	2,089,800
		8,376,025
Depository Credit Intermediation: 8.1%
90,000	Hilltop Holdings, Inc.	2,472,300
130,000	Triumph Bancorp, Inc.*	3,354,000
110,000	Veritex Holdings, Inc.*	3,093,200
		8,919,500
Employment Services: 0.3%
25,000	BG Staffing, Inc.	357,750

Financial Investment Activities: 3.1%
145,000	TriState Capital Holdings, Inc.*	3,385,750

Food & Beverage Manufacturing: 0.4%
100,000	Inventure Foods, Inc.*	442,000

Food Manufacturing: 0.3%
8,563	Farmer Brothers Co.*	302,702

Food Services: 2.1%
130,000	Del Frisco’s Restaurant Group, Inc.*	2,346,500

Freight Transportation: 1.7%
100,000	Covenant Transportation
	Group, Inc. - Class A*	1,880,000

Funeral Services: 2.0%
80,000	Carriage Services, Inc.	2,169,600

Ground Transportation: 2.1%
400,000	Student Transportation, Inc.	2,344,000

Heavy & Civil Engineering Construction: 2.7%
150,000	Forterra, Inc.*	2,925,000

Insurance: 4.1%
170,000	Hallmark Financial Services, Inc.*,2	1,878,500
30,000	Horace Mann Educators Corp.	1,231,500
100,000	State National Companies., Inc.	1,440,000
		4,550,000
Internet Services: 0.6%
85,000	Points International Ltd.*	655,350

Iron & Steel Mills & Ferroalloy Manufacturing: 2.0%
300,000	AK Steel Holding Corp.*	2,157,000

Land Ownership & Leasing: 1.1%
80,000	Mesabi Trust	1,200,000

Medical Equipment & Supplies Manufacturing: 1.0%
160,000	Nuvectra Corp.*	1,092,800

Mining, Oil & Gas Extraction: 5.9%
65,000	Panhandle Oil and Gas, Inc.	1,248,000
77,500	Parsley Energy, Inc. - Class A*	2,519,525
250,000	Ring Energy, Inc.*	2,705,000
		6,472,525
Motor Vehicle Parts Manufacturing: 3.1%
200,000	Blue Bird Corp.*	3,430,000

Navigational, Measuring, Electromedical,
& Control Instruments Manufacturing: 1.2%
25,000	Consolidated-Tomoka Land Co.	1,338,500

Non-Depository Credit Intermediation: 2.4%
50,000	Westwood Holdings Group, Inc.	2,670,500

Pharmaceuticals: 3.1%
55,000	Emergent BioSolutions, Inc.*	1,597,200
120,000	Horizon Pharma PLC*	1,773,600
		3,370,800
Radio & Television Broadcasting: 2.0%
135,000	Vistra Energy Corp.	2,200,500

Rail Transportation: 2.7%
35,000	Kansas City Southern	3,001,600

Real Estate Investment Trusts: 2.6%
140,000	Capstead Mortgage Corp.	1,475,600
75,000	Owens Realty Mortgage, Inc.	1,335,000
		2,810,600
Recreation: 1.0%
70,000	ClubCorp Holdings, Inc.	1,123,500

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2017 (Continued)

Shares		Value

COMMON STOCKS: 95.4% (Continued)

Residential Building Construction: 1.2%
50,000	Century Communities, Inc.*	$1,270,000

Retail Trade: 7.7%
250,000	Build-A-Bear Workshop, Inc.*	2,212,500
400,000	J.C. Penney Co., Inc.*	2,464,000
46,000	Shoe Carnival, Inc.	1,130,220
550,000	Sportsman’s Warehouse
	Holdings, Inc.*	2,629,000
		8,435,720
Semiconductor & Electronic
Component Manufacturing: 1.3%
75,000	Ichor Holdings Ltd.*	1,487,250

Support Activities for Transportation: 1.5%
160,000	Daseke, Inc.*	1,619,200
TOTAL COMMON STOCKS
(Cost $98,035,437)		104,907,722

SHORT-TERM INVESTMENTS: 5.7%

Money Market Funds: 5.7%
6,294,015	Invesco Short-Term
	Investments Trust-
	Treasury Portfolio -
	Institutional Class, 0.23%[3]	6,294,015
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,294,015)		6,294,015
TOTAL INVESTMENTS IN SECURITIES: 101.1%
(Cost $104,329,452)		111,201,737
Liabilities in Excess of Other Assets: (1.1)%		(1,161,761)
TOTAL NET ASSETS: 100.0%		$110,039,976

ADR - American Depositary Receipt
*	Non-income producing security
[1]	Affiliated company as defined by the Investment Company Act of 1940
[2]	A portion of this security is considered illiquid. As of March 31, 2017, the total value of the investment considered illiquid was $717,533 or 0.7% of total net assets.
[3]	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2017

Shares		Value

COMMON STOCKS: 99.8%

Air Transportation: 2.6%
6,000	Alaska Air Group, Inc.	$553,320

Automotive Retail: 2.4%
6,000	Lithia Motors, Inc. - Class A	513,900

Basic Materials Manufacturing: 5.6%
4,000	Eagle Materials, Inc.	388,560
20,000	KapStone Paper & Packaging Corp.	462,000
5,000	U.S. Concrete, Inc.*,1	322,750
		1,173,310
Chemical Manufacturing: 2.2%
16,000	CF Industries Holdings, Inc.	469,600

Computer & Electronic Products: 2.3%
35,000	Cypress Semiconductor Corp.	481,600

Construction: 5.6%
20,000	DR Horton, Inc.	666,200
15,000	LGI Homes, Inc.*	508,650
		1,174,850
Depository Credit Intermediation: 8.5%
7,000	Comerica, Inc.	480,060
10,000	Southside Bancshares, Inc.	335,700
35,000	Veritex Holdings, Inc.*	984,200
		1,799,960
Food & Beverage Manufacturing: 2.7%
25,000	Pilgrim’s Pride Corp.	562,625

Household Goods: 3.3%
4,000	Whirlpool Corp.	685,320

Leisure: 4.8%
20,000	Norwegian Cruise Line Holdings Ltd*	1,014,600

Machinery: 2.6%
4,000	Middleby Corp.*	545,800

Management, Scientific, &
Technical Consulting Services: 1.9%
10,000	AMN Healthcare Services, Inc.*	406,000

Mining, Oil & Gas Extraction: 11.6%
50,000	Callon Petroleum Co.*	658,000
50,000	Cliffs Natural Resources, Inc.*	410,500
10,000	Murphy U.S.A., Inc.*	734,200
20,000	Parsley Energy, Inc. - Class A*	650,200
		2,452,900
Motor Vehicle Manufacturing: 1.0%
2,600	Polaris Industries, Inc.	217,880

Oil & Gas Extraction: 6.2%
100,000	Lonestar Resources US, Inc. - Class A*	506,000
60,000	WPX Energy, Inc.*	803,400
		1,309,400
Pharmaceutical & Medicine Manufacturing: 1.8%
7,000	Bioverativ, Inc.*	381,220

Pharmaceuticals: 1.8%
25,000	Horizon Pharma PLC*	369,500

Professional & Commercial Equipment
& Supplies Merchant Wholesalers: 3.2%
15,000	Patterson Companies, Inc.	678,450

Rail Transportation: 2.8%
7,000	Kansas City Southern	600,320

Recreation: 2.3%
8,000	Brunswick Corp.	489,600

Retail Trade: 11.8%
5,000	Casey’s General Stores, Inc.	561,250
50,000	Conn’s, Inc.*	437,500
9,000	Foot Locker, Inc.	673,290
3,000	O’Reilly Automotive, Inc.*	809,520
		2,481,560

Securities & Commodity Contracts
Intermediation & Brokerage: 3.1%
4,000	Affiliated Managers Group, Inc.	655,760

Software Publishers: 4.5%
10,000	Fortinet, Inc.*	383,500
30,000	Nutanix, Inc. - Class A*	563,100
		946,600

Support Activities for Mining: 1.9%
55,000	Fairmount Santrol Holdings, Inc.*	403,150

Transportation & Warehousing: 3.3%
10,000	Kirby Corp.*	705,500
TOTAL COMMON STOCKS
(Cost $19,039,635)		21,072,725

SHORT-TERM INVESTMENTS: 0.4%

Money Market Funds: 0.4%
84,346	Invesco Short-Term
	Investments Trust-
	Treasury Portfolio -
	Institutional Class, 0.23%[2]	84,346
TOTAL SHORT-TERM INVESTMENTS
(Cost $84,346)		84,346
TOTAL INVESTMENTS IN SECURITIES: 100.2%
(Cost $19,123,981)		21,157,071
Liabilities in Excess of Other Assets: (0.2)%		(39,715)
TOTAL NET ASSETS: 100.0%		$21,117,356

*	Non-income producing security
[1]	Affiliated company as defined by the Investment Company Act of 1940
[2]	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

SCHEDULE OF INVESTMENTS at March 31, 2017

Shares		Value

COMMON STOCKS: 98.7%

Air Transportation: 5.9%
50,000	Controladora Vuela Cia de
	Aviacion SAB de CV - ADR*	$697,000

Apparel Manufacturing: 1.9%
10,000	G-III Apparel Group Ltd.*	218,900

Basic Materials Manufacturing: 5.4%
15,000	Commercial Metals Co.	286,950
15,000	KapStone Paper & Packaging Corp.	346,500
		633,450
Cement & Concrete Product Manufacturing: 3.8%
50,000	Cemex SAB de CV - ADR*	453,500

Computer & Electronic Products: 0.5%
230,000	Intrusion, Inc.*,1	60,938

Depository Credit Intermediation: 6.8%
20,000	Bank of America Corp.	471,800
6,000	Wells Fargo & Co.	333,960
		805,760
Internet Services: 4.7%
50,000	Gogo, Inc.*	550,000

Land Ownership & Leasing: 2.5%
20,000	Mesabi Trust	300,000

Manufacturing: 3.4%
111,022	The Dixie Group, Inc.*,1,2	399,679

Mining, Oil & Gas Extraction: 19.9%
35,000	Atwood Oceanics, Inc.*	333,550
70,000	Cliffs Natural Resources, Inc.*	574,700
70,000	Comstock Resources, Inc.*,2	646,100
50,000	Ring Energy, Inc.*	541,000
20,000	Transocean Ltd.*	249,000
		2,344,350
Petroleum Products: 3.1%
30,000	Aegean Marine
	Petroleum Network, Inc.	361,500

Pharmaceuticals: 11.6%
4,500	Gilead Sciences, Inc.	305,640
30,000	Horizon Pharma PLC*	443,400
10,000	Mylan NV*	389,900
5,000	Pacira Pharmaceuticals, Inc.*	228,000
		1,366,940
Publishing Industries: 2.6%
50,000	A.H. Belo Corp. - Class A	307,500

Recreation: 2.7%
20,000	ClubCorp Holdings, Inc.	321,000

Restaurants & Eating Places: 3.0%
115,000	Luby’s, Inc.*,2	357,650

Retail Trade: 19.5%
35,000	American Eagle Outfitters, Inc.	491,050
42,500	Chico’s FAS, Inc.	603,500
25,000	Francesca’s Holdings Corp.*	383,750
50,000	J.C. Penney Co., Inc.*	308,000
11,000	Lumber Liquidators Holdings, Inc.*	230,890
4,000	Signet Jewelers Ltd.	277,080
		2,294,270
Support Activities for Mining: 1.4%
22,500	Fairmount Santrol Holdings, Inc.*	164,925
TOTAL COMMON STOCKS
(Cost $11,176,348)		11,637,362

Contracts
(100 shares per contract)

CALL OPTIONS PURCHASED: 0.2%*

Full Service Restaurants: 0.2%
3	Chipotle Mexican Grill, Inc.
	Expiration: January 2018,
	Exercise Price: $380.00*	25,980
TOTAL CALL OPTIONS PURCHASED
(Cost $28,453)		25,980

Shares

SHORT-TERM INVESTMENTS: 1.3%

Money Market Funds: 1.3%
156,547	Invesco Short-Term
	Investments Trust-
	Treasury Portfolio -
	Institutional Class, 0.23%[3]	156,547
TOTAL SHORT-TERM INVESTMENTS
(Cost $156,547)		156,547
TOTAL INVESTMENTS IN SECURITIES: 100.2%
(Cost $11,361,348)		11,819,889
Liabilities in Excess of Other Assets: (0.2)%		(26,434)
TOTAL NET ASSETS: 100.0%		$11,793,455

ADR - American Depositary Receipt
*	Non-income producing security
[1]	A portion of this security is considered illiquid. As of March 31, 2017, the total value of the investment considered illiquid was $74,561 or 0.6% of total net assets.
[2]	Affiliated company as defined by the Investment Company Act of 1940
[3]	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2017

Shares		Value

COMMON STOCKS: 99.8%

Aerospace & Defense: 3.7%
5,000	The Boeing Co.	$884,300

Aerospace Product & Parts Manufacturing: 2.3%
3,000	General Dynamics Corp.	561,600

Air Transportation: 4.0%
8,000	Delta Air Lines, Inc.	367,680
11,000	Southwest Airlines Co.	591,360
		959,040
Apparel Manufacturing: 1.9%
8,000	NIKE, Inc. - Class B	445,840

Computer & Electronic Products: 8.2%
8,000	Apple, Inc.	1,149,280
25,000	Taiwan Semiconductor
	Manufacturing Co. Ltd. - ADR	821,000
		1,970,280
Conglomerates: 4.0%
32,000	General Electric Co.	953,600

Consumer, Non-Durable: 3.2%
8,500	Procter & Gamble Co.	763,725

Depository Credit Intermediation: 6.8%
10,000	Bank of America Corp.	235,900
12,000	Citigroup, Inc.	717,840
12,000	Wells Fargo & Co.	667,920
		1,621,660
Food & Beverage Products: 2.3%
5,000	PepsiCo, Inc.	559,300

Hotels, Restaurants & Leisure: 2.4%
10,000	Las Vegas Sands Corp.	570,700

Internet Services: 8.2%
800	Alphabet, Inc. - Class A*	678,240
9,000	Facebook, Inc. - Class A*	1,278,450
		1,956,690
Mining, Oil & Gas Extraction: 8.0%
15,000	Continental Resources, Inc.*	681,300
45,000	EnLink Midstream, LLC	873,000
3,000	Vulcan Materials Co.	361,440
		1,915,740
Non-Depository Credit Intermediation: 3.0%
8,000	Visa, Inc. - Class A	710,960

Petroleum Products: 7.4%
15,000	BP PLC - ADR	517,800
4,000	Chevron Corp.	429,480
10,000	Exxon Mobil Corp.	820,100
		1,767,380
Pharmaceuticals: 13.0%
10,000	AbbVie, Inc.	651,600
12,000	Eli Lilly & Co.	1,009,320
7,500	Johnson & Johnson	934,125
8,000	Merck & Co., Inc.	508,320
		3,103,365
Rail Transportation: 2.2%
5,000	Union Pacific Corp.	529,600

Resin, Synthetic Rubber, & Artificial
Synthetic Fibers & Filaments Manufacturing: 1.3%
5,000	The Dow Chemical Co.	317,700

Retail Trade: 4.9%
8,000	The Home Depot, Inc.	1,174,640

Software Publishers: 4.7%
17,000	Microsoft Corp.	1,119,620

Telecommunications: 5.0%
15,000	AT&T, Inc.	623,250
12,000	Verizon Communications, Inc.	585,000
		1,208,250
Tobacco Manufacturing: 3.3%
7,000	Philip Morris International, Inc.	790,300
TOTAL COMMON STOCKS
(Cost $18,908,808)		23,884,290

SHORT-TERM INVESTMENTS: 0.6%

Money Market Funds: 0.6%
130,533	Invesco Short-Term
	Investments Trust-
	Treasury Portfolio -
	Institutional Class, 0.23%[1]	130,533
TOTAL SHORT-TERM INVESTMENTS
(Cost $130,533)		130,533
TOTAL INVESTMENTS IN SECURITIES: 100.4%
(Cost $19,039,341)		24,014,823
Liabilities in Excess of Other Assets: (0.4)%		(83,963)
TOTAL NET ASSETS: 100.0%		$23,930,860

ADR - American Depositary Receipt
*	Non-income producing security
[1]	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2017

			Hodges Small
		Hodges Small	Intrinsic
	Hodges Fund	Cap Fund	Value Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $311,886,337, $987,321,732, and $102,463,105, respectively)	$353,620,137	$1,127,915,836	$108,877,937
Investments in securities of affiliated issuers, at value
(Cost $43,618,060, $32,137,618 and $1,866,347, respectively)	27,181,825	37,105,387	2,323,800
Total investments, at value
(Cost $355,504,397, $1,019,459,350, and $104,329,452, respectively)	380,801,962	1,165,021,223	111,201,737
Receivables:
Investment securities sold	26,741,801	12,217,113	3,376,720
Fund shares sold	178,524	1,291,342	127,490
Dividends and interest	113,322	585,434	131,362
Prepaid expenses	31,694	25,878	17,366
Total assets	407,867,303	1,179,140,990	114,854,675
LIABILITIES
Payables:
Line of credit	13,589,000	—	—
Fund shares redeemed	3,673,545	1,209,427	44,269
Investment securities purchased	3,339,225	5,183,565	4,568,995
Investment advisory fees, net	302,112	858,408	72,052
Distribution fees	241,930	451,974	74,273
Transfer agent fees	35,540	114,817	12,012
Administration fees	19,605	62,964	5,661
Fund accounting fees	9,195	32,089	2,636
Trustee fees	3,993	9,814	3,446
Custody fees	3,743	10,421	1,692
Chief Compliance Officer fees	1,167	1,168	1,166
Audit fees	25,799	25,801	23,801
Other accrued expenses	16,735	107,568	4,696
Total liabilities	21,261,589	8,068,016	4,814,699
NET ASSETS	$386,605,714	$1,171,072,974	$110,039,976
COMPONENTS OF NET ASSETS
Paid-in capital	$342,485,012	$931,606,644	$103,130,410
Accumulated net investment loss	—	(1,323,329)	(72,858)
Undistributed net realized gain on investments	18,823,137	95,227,786	110,139
Net unrealized appreciation on investments	25,297,565	145,561,873	6,872,285
Net assets	$386,605,714	$1,171,072,974	$110,039,976
COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Shares:
Net assets	$360,809,499	$756,795,815	$110,039,976
Shares of beneficial interest issued and outstanding	7,742,678	37,629,273	8,579,344
Net asset value, offering and redemption price per share	$46.60	$20.11	$12.83
Net Asset Value (unlimited shares authorized)
Institutional Shares:
Net assets	$25,796,215	$414,277,159
Shares of beneficial interest issued and outstanding	545,145	20,031,384
Net asset value, offering and redemption price per share	$47.32	$20.68

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2017 (Continued)

	Hodges		Hodges Blue
	Small-Mid	Hodges Pure	Chip Equity
	Cap Fund	Contrarian Fund	Income Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $18,830,696, $9,842,983, and $19,039,341, respectively)	$20,834,321	$10,416,460	$24,014,823
Investments in securities of affiliated issuers, at value
(Cost $293,285, $1,518,365, and $-, respectively)	322,750	1,403,429	—
Total investments, at value
(Cost $19,123,981, $11,361,348 and $19,039,341, respectively)	21,157,071	11,819,889	24,014,823
Receivables:
Investment securities sold	—	229,923	113,544
Fund shares sold	2,908	17,079	1,035
Dividends and interest	10,049	1,536	23,725
Due from advisor, net	—	1,485	—
Prepaid expenses	12,711	10,312	9,500
Total assets	21,182,739	12,080,224	24,162,627
LIABILITIES
Payables:
Fund shares redeemed	6,245	12,179	2,577
Investment securities purchased	—	229,180	166,914
Distribution to shareholders	—	—	2,567
Distribution fees	13,368	9,700	14,144
Investment advisory fees, net	8,711	—	8,945
Transfer agent fees	4,243	3,475	3,825
Trustee fees	3,040	3,008	3,079
Chief Compliance Officer fees	1,166	1,166	1,167
Administration fees	1,031	758	1,113
Custody fees	996	1,106	936
Fund accounting fees	627	503	714
Audit fees	23,801	23,801	23,801
Other accrued expenses	2,155	1,893	1,985
Total liabilities	65,383	286,769	231,767
NET ASSETS	$21,117,356	$11,793,455	$23,930,860
COMPONENTS OF NET ASSETS
Paid-in capital	$18,826,649	$11,011,229	$18,436,692
Undistributed (accumulated) net investment income (loss)	(36,502)	—	3,356
Undistributed net realized gain on investments	294,119	323,685	515,330
Net unrealized appreciation on investments	2,033,090	458,541	4,975,482
Net assets	$21,117,356	$11,793,455	$23,930,860
COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Shares:
Net assets	$21,117,356	$11,793,455	$23,930,860
Shares of beneficial interest issued and outstanding	1,702,684	870,784	1,567,067
Net asset value, offering and redemption price per share	$12.40	$13.54	$15.27

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2017

			Hodges Small
		Hodges Small	Intrinsic
	Hodges Fund	Cap Fund	Value Fund
INVESTMENT INCOME
Dividends from unaffiliated investments (net of $16,682, $—, and $21,700
foreign withholding tax, respectively)	$2,042,335	$15,715,057	$1,203,888
Dividends from affiliated investments	222,852	342,739	11,550
Interest	28,882	18,482	18,221
Other income	—	—	35,359
Total investment income	2,294,069	16,076,278	1,269,018
EXPENSES
Investment advisory fees	2,658,959	11,504,503	862,727
Distribution fees - Retail Shares	749,793	2,316,856	253,744
Transfer agent fees - Retail Shares	279,984	871,535	114,539
Transfer agent fees - Institutional Shares	5,191	177,482	—
Administration fees	93,846	374,136	29,349
Registration fees	65,263	156,509	48,720
Fund accounting fees	42,027	183,218	16,163
Reports to shareholders	31,971	184,334	12,968
Audit fees	23,532	27,735	23,735
Custody fees	18,304	57,936	10,070
Trustee fees	17,438	37,794	14,261
Miscellaneous expenses	13,793	54,388	8,451
Interest expense	7,415	57,412	158
Chief Compliance Officer fees	6,997	6,997	6,997
Legal fees	6,149	4,411	4,429
Insurance expense	3,061	7,502	2,658
Total expenses	4,023,723	16,022,748	1,408,969
Less: fees waived	—	—	(99,653)
Net expenses	4,023,723	16,022,748	1,309,316
Net investment income (loss)	(1,729,654)	53,530	(40,298)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on unaffiliated investments	37,292,449	102,593,661	6,024,172
Net realized gain on affiliated investments	14,017,687	32,643,541	1,226,229
Change in net unrealized appreciation/depreciation on investments	20,958,692	76,589,051	8,571,877
Net realized and unrealized gain	72,268,828	211,826,253	15,822,278
Net increase in net assets resulting from operations	$70,539,174	$211,879,783	$15,781,980

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2017 (Continued)

	Hodges		Hodges Blue
	Small-Mid	Hodges Pure	Chip Equity
	Cap Fund	Contrarian Fund	Income Fund
INVESTMENT INCOME
Dividends from unaffiliated investments	$177,466	$94,713	$606,795
Dividends from affiliated investments	—	18,416	—
Interest	2,051	1,756	675
Total investment income	179,517	114,885	607,470
EXPENSES
Investment advisory fees	157,995	92,127	158,971
Distribution fees	46,469	27,096	61,143
Registration fees	33,411	28,603	37,092
Transfer agent fees	28,778	23,053	18,113
Audit fees	23,736	23,735	23,735
Trustee fees	12,501	12,384	10,563
Chief Compliance Officer fees	6,997	6,997	7,016
Miscellaneous expenses	6,347	6,016	6,537
Administration fees	5,876	3,901	7,012
Custody fees	5,534	6,242	5,216
Legal fees	4,437	4,470	3,304
Reports to shareholders	4,433	3,138	6,058
Fund accounting fees	3,768	2,690	4,614
Insurance expense	1,732	2,376	4,713
Interest expense	341	1,157	1,232
Total expenses	342,355	243,985	355,319
Less: fees waived and expenses absorbed	(82,128)	(92,247)	(37,376)
Net expenses	260,227	151,738	317,943
Net investment income (loss)	(80,710)	(36,853)	289,527
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on unaffiliated investments	825,390	1,147,884	1,600,921
Net realized gain (loss) on affiliated investments	—	(412,641)	368,783
Change in net unrealized appreciation/depreciation on investments	2,755,771	1,766,781	859,543
Net realized and unrealized gain	3,581,161	2,502,024	2,829,247
Net increase in net assets resulting from operations	$3,500,451	$2,465,171	$3,118,774

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,729,654)	$(1,434,101)
Net realized gain on unaffiliated investments	37,292,449	2,091,832
Net realized gain on affiliated investments	14,017,687	13,251,408
Net increase from payments by affiliates on the disposal of
investments in violation of restrictions	—	355,639
Net realized loss on options written	—	(457,454)
Change in net unrealized appreciation/depreciation on investments	20,958,692	(40,776,010)
Net increase (decrease) in net assets resulting from operations	70,539,174	(26,968,686)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Shares	—	(2,262,859)
Institutional Shares	—	(134,129)
Total distributions to shareholders	—	(2,396,988)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares - Retail Shares(1)	81,300,504	(92,483,277)
Increase (decrease) in net assets derived from net change
in outstanding shares - Institutional Shares(1)	16,333,727	(915,685)
Total increase (decrease) in net assets from capital share transactions	97,634,231	(93,398,962)
Total increase (decrease) in net assets	168,173,405	(122,764,636)
NET ASSETS
Beginning of year	218,432,309	341,196,945
End of year	$386,605,714	$218,432,309
Accumulated net investment loss	$—	$(249,319)

(1)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Retail Shares
	Shares sold	4,454,474	$196,950,047	743,362	$28,075,561
	Shares issued in reinvestment of distributions	—	—	63,237	2,222,771
	Shares redeemed(2)	(2,620,385)	(115,649,543)	(3,403,888)	(122,781,609)
	Net increase (decrease)	1,834,089	$81,300,504	(2,597,289)	$(92,483,277)
(2)	Net of redemption fees of $38,137 and $4,587, respectively

	Institutional Shares
	Shares sold	434,482	$20,613,078	96,414	$3,814,087
	Shares issued in reinvestment of distributions	—	—	3,718	132,078
	Shares redeemed(3)	(101,077)	(4,279,351)	(132,256)	(4,861,850)
	Net increase (decrease)	333,405	$16,333,727	(32,124)	$(915,685)
(3)	Net of redemption fees of $3,969 and $502, respectively

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$53,530	$(5,023,134)
Net realized gain (loss) on unaffiliated investments	102,593,661	(31,700,084)
Net realized gain (loss) on affiliated investments	32,643,541	(4,076,113)
Net realized gain on options written	—	179,295
Change in net unrealized appreciation/depreciation on investments	76,589,051	(294,177,497)
Change in net unrealized appreciation/depreciation on options written	—	(113,313)
Net increase (decrease) in net assets resulting from operations	211,879,783	(334,910,846)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Shares	(181,356)	—
Institutional Shares	(1,162,485)	—
From net realized gain
Retail Shares	(2,667,444)	(4,640,388)
Institutional Shares	(1,283,177)	(1,564,972)
Total distributions to shareholders	(5,294,462)	(6,205,360)
CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares - Retail Shares(1)	(485,872,286)	(267,611,840)
Increase (decrease) in net assets derived from net change
in outstanding shares - Institutional Shares(1)	(75,687,792)	62,368,546
Total decrease in net assets from capital share transactions	(561,560,078)	(205,243,294)
Total decrease in net assets	(354,974,757)	(546,359,500)
NET ASSETS
Beginning of year	1,526,047,731	2,072,407,231
End of year	$1,171,072,974	$1,526,047,731
Accumulated net investment loss	$(1,323,329)	$(110,382)

(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Retail Shares
	Shares sold	5,903,879	$112,324,409	21,419,551	$409,225,242
	Shares issued in reinvestment of distributions	127,986	2,708,191	241,221	4,450,527
	Shares redeemed(2)	(32,156,701)	(600,904,886)	(37,467,453)	(681,287,609)
	Net decrease	(26,124,836)	$(485,872,286)	(15,806,681)	$(267,611,840)
(2)	Net of redemption fees of $36,230 and $36,293, respectively

	Institutional Shares
	Shares sold	4,503,039	$87,660,890	12,296,934	$239,128,470
	Shares issued in reinvestment of distributions	104,136	2,263,912	78,953	1,495,364
	Shares redeemed(3)	(8,539,967)	(165,612,594)	(9,759,061)	(178,255,288)
	Net increase (decrease)	(3,932,792)	$(75,687,792)	2,616,826	$62,368,546
(3)	Net of redemption fees of $8,356 and $27,139, respectively

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(40,298)	$(158,920)
Net realized gain (loss) on unaffiliated investments	6,024,172	(6,585,242)
Net realized gain (loss) on affiliated investments	1,226,229	(469,975)
Change in net unrealized appreciation/depreciation on investment	8,571,877	(4,864,816)
Net increase (decrease) in net assets resulting from operations	15,781,980	(12,078,953)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(122,237)
From net realized gain	—	(665,635)
Total distributions to shareholders	—	(787,872)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares(1)	(2,236,724)	80,143,911
Total increase in net assets	13,545,256	67,277,086
NET ASSETS
Beginning of year	96,494,720	29,217,634
End of year	$110,039,976	$96,494,720
Accumulated net investment loss	$(72,858)	$(19,671)

(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Shares sold	2,373,840	$28,076,509	8,625,026	$104,529,493
	Shares issued in reinvestment of distributions	—	—	62,800	703,986
	Shares redeemed(2)	(2,558,513)	(30,313,233)	(2,277,816)	(25,089,568)
	Net increase (decrease)	(184,673)	$(2,236,724)	6,410,010	$80,143,911
(2)	Net of redemption fees of $1,077 and $3,247, respectively

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(80,710)	$(71,026)
Net realized gain on unaffiliated investments	825,390	101,780
Net realized gain on affiliated investments	—	93,482
Change in net unrealized appreciation/depreciation on investment	2,755,771	(2,139,884)
Net increase (decrease) in net assets resulting from operations	3,500,451	(2,015,648)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(78,682)
From net realized gain	(2,315)	(336,399)
Total distributions to shareholders	(2,315)	(415,081)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares(1)	(148,361)	5,777,572
Total increase in net assets	3,349,775	3,346,843
NET ASSETS
Beginning of year	17,767,581	14,420,738
End of year	$21,117,356	$17,767,581
Accumulated net investment loss	$(36,502)	$(2,795)

(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Shares sold	323,422	$4,011,308	779,131	$8,656,644
	Shares issued in reinvestment of distributions	181	2,297	38,462	411,933
	Shares redeemed(2)	(372,396)	(4,161,966)	(321,038)	(3,291,005)
	Net increase (decrease)	(48,793)	$(148,361)	496,555	$5,777,572
(2)	Net of redemption fees of $382 and $1,082, respectively

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(36,853)	$(48,450)
Net realized gain (loss) on unaffiliated investments	1,147,884	(259,248)
Net realized gain (loss) on affiliated investments	(412,641)	5,987
Change in net unrealized appreciation/depreciation on investments	1,766,781	(1,518,623)
Net increase (decrease) in net assets resulting from operations	2,465,171	(1,820,334)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(140,190)
From net realized gain	—	(48,810)
Total distributions to shareholders	—	(189,000)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares(1)	2,728,032	(510,145)
Total increase (decrease) in net assets	5,193,203	(2,519,479)
NET ASSETS
Beginning of year	6,600,252	9,119,731
End of year	$11,793,455	$6,600,252
Accumulated net investment loss	$—	$(8,739)

(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Shares sold	1,153,378	$15,171,540	90,654	$886,334
	Shares issued in reinvestment of distributions	—	—	21,792	188,283
	Shares redeemed(2)	(961,879)	(12,443,508)	(157,761)	(1,584,762)
	Net increase (decrease)	191,499	$2,728,032	(45,315)	$(510,145)
(2)	Net of redemption fees of $3,197 and $108, respectively

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$289,527	$13,433
Net realized gain on unaffiliated investments	1,600,921	704,782
Net realized gain on affiliated investments	368,783	174,302
Change in net unrealized appreciation/depreciation on investments	859,543	(1,255,295)
Net increase (decrease) in net assets resulting from operations	3,118,774	(362,778)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(291,598)	(12,217)
From net realized gain	(878,672)	(933,572)
Total distributions to shareholders	(1,170,270)	(945,789)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares(1)	(4,937,892)	14,138,005
Total increase (decrease) in net assets	(2,989,388)	12,829,438
NET ASSETS
Beginning of year	26,920,248	14,090,810
End of year	$23,930,860	$26,920,248
Undistributed net investment income	$3,356	$16,300

(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Shares sold	101,307	$1,467,286	87,672	$1,328,114
	Shares issued in reinvestment of distributions	77,518	1,114,552	64,079	924,656
	Shares redeemed(2)	(518,531)	(7,519,730)	(192,125)	(2,853,367)
	Shares issued in connection with the reorganization	—	—	1,041,708	14,738,602
	Net increase (decrease)	(339,706)	$(4,937,892)	1,001,334	$14,138,005
(2)	Net of redemption fees of $20 and $102, respectively

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL SHARES
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$35.68	$38.98	$37.65	$26.72	$21.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.24)	(0.20)	0.24	(0.14)	0.06
Net realized and unrealized gain (loss) on investments	11.15	(2.80)	1.09	11.09	5.02
Total from investment operations	10.91	(3.00)	1.33	10.95	5.08
LESS DISTRIBUTIONS:
From net investment income	—	(0.35)	—	(0.03)	—
Total distributions	—	(0.35)	—	(0.03)	—
Paid-in capital from redemption fees	0.01	0.00 **	0.00 **	0.01	0.00 **
Reimbursement by Advisor	—	0.05	—	—	—
Net asset value, end of year	$46.60	$35.68	$38.98	$37.65	$26.72
Total return	30.64%	(7.58)%[1]	3.53%	41.04%	23.48%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$360.8	$210.8	$331.6	$410.2	$141.9
Portfolio turnover rate	145%	79%	89%	105%	60%
RATIOS:
Ratio of expenses to average net assets	1.30%	1.32%	1.31%	1.34%	1.43%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.54)%	0.63%	(0.43)%	0.28%

*	Calculated based on the average number of shares outstanding
**	Does not round to $0.01
[1]	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL SHARES
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$36.09	$39.55	$38.03	$26.95	$21.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.14)	(0.08)	0.22	(0.06)	0.20
Net realized and unrealized gain (loss) on investments	11.36	(2.86)	1.23	11.21	4.94
Total from investment operations	11.22	(2.94)	1.45	11.15	5.14
LESS DISTRIBUTIONS:
From net investment income	—	(0.57)	—	(0.07)	—
Total distributions	—	(0.57)	—	(0.07)	—
Paid-in capital from redemption	0.01	0.00 **	0.07	—	—
Reimbursement by Advisor	—	0.05	—	—	—
Net asset value, end of year	$47.32	$36.09	$39.55	$38.03	$26.95
Total return	31.12%	(7.29)%[1]	4.00%	41.38%	23.57%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$25.8	$7.6	$9.6	$6.7	$0.1
Portfolio turnover rate	145%	79%	89%	105%	60%
RATIOS:
Ratio of expenses to average net assets	1.00%	1.00%	0.98%	1.01%	1.14%
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.22)%	0.55%	(0.17)%	0.95%

*	Calculated based on the average number of shares outstanding
**	Does not round to $0.01
[1]	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL SHARES
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$17.27	$20.43	$19.03	$15.16	$12.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.01)	(0.07)	(0.07)	(0.11)	0.02
Net realized and unrealized gain (loss) on investments	2.91	(3.03)	1.72	4.50	2.55
Total from investment operations	2.90	(3.10)	1.65	4.39	2.57
LESS DISTRIBUTIONS:
From net investment income	(0.00)**	—	—	—	(0.03)
From net realized gain	(0.06)	(0.06)	(0.25)	(0.52)	(0.33)
Total distributions	(0.06)	(0.06)	(0.25)	(0.52)	(0.36)
Paid-in capital from redemption fees	0.00 ***	0.00 ***	0.00 ***	0.00 ***	0.00 ***
Net asset value, end of year	$20.11	$17.27	$20.43	$19.03	$15.16
Total return	16.81%	(15.18)%	8.78%	29.19%	20.40%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$756.8	$1,100.8	$1,625.7	$991.5	$422.9
Portfolio turnover rate	44%	49%	37%	58%	69%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	1.28%	1.29%	1.31%	1.33%	1.38%
After fees recouped and expenses absorbed	1.28%	1.29%	1.31%	1.35%	1.40%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	(0.08)%	(0.35)%	(0.38)%	(0.60)%	0.20%
After fees recouped and expenses absorbed	(0.08)%	(0.35)%	(0.38)%	(0.62)%	0.18%

*	Calculated based on the average number of shares outstanding
**	Does not round to $(0.01)
***	Does not round to $0.01

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL SHARES
	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$17.74	$20.93	$19.42	$15.41	$13.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	0.04	(0.00)**	0.00 ***	(0.05)	0.05
Net realized and unrealized gain (loss) on investments	3.02	(3.13)	1.76	4.58	2.60
Total from investment operations	3.06	(3.13)	1.76	4.53	2.65
LESS DISTRIBUTIONS:
From investment income	(0.06)	—	—	—	(0.03)
From net realized gain	(0.06)	(0.06)	(0.25)	(0.52)	(0.33)
Total distributions	(0.12)	(0.06)	(0.25)	(0.52)	(0.36)
Paid-in capital from redemption fees	0.00 ***	0.00 ***	0.00 ***	0.00 ***	0.00 ***
Net asset value, end of year	$20.68	$17.74	$20.93	$19.42	$15.41
Total return	17.21%	(14.96)%	9.17%	29.62%	20.79%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$414.3	$425.2	$446.8	$137.2	$40.0
Portfolio turnover rate	44%	49%	37%	58%	69%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	0.98%	0.97%	0.99%	1.00%	1.04%
After fees recouped and expenses absorbed	0.98%	0.97%	0.99%	1.02%	1.07%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	0.18%	(0.02)%	0.01%	(0.27)%	0.41%
After fees recouped and expenses absorbed	0.18%	(0.02)%	0.01%	(0.29)%	0.38%

*	Calculated based on the average number of shares outstanding
**	Does not round to ($0.01)
***	Does not round to $0.01

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					December 26,
					2013*
	Year Ended March 31,				through
	2017		2016	2015	March 31, 2014
Net asset value, beginning of year/period	$11.01		$12.41	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)**	(0.00	)***	(0.02)	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	1.82		(1.29)	1.95	0.39
Total from investment operations	1.82		(1.31)	2.04	0.38
LESS DISTRIBUTIONS:
From net investment income	—		(0.01)	—	—
From net realized gain	—		(0.08)	(0.01)	—
Total distributions	—		(0.09)	(0.01)	—
Paid-in capital from redemption fees	0.00	[1]	0.00 [1]	0.00 [1]	—
Net asset value, end of year/period	$12.83		$11.01	$12.41	$10.38
Total return	16.53%		(10.58)%	19.66%	3.80%^
SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$110.0		$96.5	$29.2	$2.3
Portfolio turnover rate	113%		79%	123%	35%^
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.39%		1.41%	1.96%	11.40	%+
After fees waived and expenses absorbed	1.29%		1.29%	1.29%	1.29	%+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.14)%		(0.32)%	0.13%	(10.40	)%+
After fees waived and expenses absorbed	(0.04)%		(0.20)%	0.80%	(0.29	)%+

*	Fund commenced operations on December 26, 2013
**	Calculated based on the average number of shares outstanding
***	Does not round to $(0.01)
[1]	Does not round to $0.01
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					December 26,
					2013*
	Year Ended March 31,				through
	2017		2016	2015	March 31, 2014
Net asset value, beginning of year/period	$10.14		$11.49	$10.60	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)**	(0.05)		(0.04)	0.09	(0.02)
Net realized and unrealized gain (loss) on investments	2.31		(1.08)	0.80	0.62
Total from investment operations	2.26		(1.12)	0.89	0.60
LESS DISTRIBUTIONS:
From net investment income	—		(0.04)	—	—
From net realized gain	(0.00	)***	(0.19)	—	—
Total distributions	(0.00	)***	(0.23)	—	—
Paid-in capital from redemption fees	0.00	[1]	0.00 [1]	0.00 [1]	—
Net asset value, end of year/period	$12.40		$10.14	$11.49	$10.60
Total return	22.18%		(9.80)%	8.49%	6.00	%^
SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$21.1		$17.8	$14.4	$5.3
Portfolio turnover rate	115%		91%	81%	6	%^
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.84%		1.78%	2.24%	5.21	%+
After fees waived and expenses absorbed	1.40%		1.40%	1.40%	1.40	%+
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.88)%		(0.78)%	0.01%	(4.49	)%+
After fees waived and expenses absorbed	(0.44)%		(0.40)%	0.85%	(0.68	)%+

*	Fund commenced operations on December 26, 2013
**	Calculated based on the average number of shares outstanding
***	Does not round to $(0.01)
[1]	Does not round to $0.01
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.72	$12.59	$15.53	$13.47	$11.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.04)	(0.07)	0.71	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	3.86	(2.52)	(2.03)	3.80	2.23
Total from investment operations	3.82	(2.59)	(1.32)	3.82	2.21
LESS DISTRIBUTIONS:
From net investment income	—	(0.21)	(0.53)	—	(0.00)**
From net realized gain	—	(0.07)	(1.09)	(1.76)	(0.56)
Total distributions	—	(0.28)	(1.62)	(1.76)	(0.56)
Paid-in capital from redemption fees	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$13.54	$9.72	$12.59	$15.53	$13.47
Total return	39.30%	(20.34)%	(8.86)%	28.71%	19.75%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$11.8	$6.6	$9.1	$12.4	$8.4
Portfolio turnover rate	185%	116%	65%	131%	126%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.25%	2.47%	2.01%	2.06%	2.54%
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.19)%	(1.74)%	4.24%	(0.54)%	(1.29)%
After fees waived and expenses absorbed	(0.34)%	(0.67)%	4.85%	0.12%	(0.15)%

*	Calculated based on the average number of shares outstanding
**	Does not round to $0.01

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.12	$15.56	$15.08	$13.10	$11.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.17	0.02	0.06	0.04	0.09
Net realized and unrealized gain (loss) on investments	1.74	(0.34)	1.17	3.61	1.56
Total from investment operations	1.91	(0.32)	1.23	3.65	1.65
LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.01)	(0.03)	(0.02)	(0.12)
From net realized gain	(0.58)	(1.11)	(0.72)	(1.65)	(0.23)
Total distributions	(0.76)	(1.12)	(0.75)	(1.67)	(0.35)
Paid-in capital from redemption fees	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$15.27	$14.12	$15.56	$15.08	$13.10
Total return	13.88%	(2.20)%	8.56%	28.57%	14.36%
SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$23.9	$26.9	$14.1	$11.2	$6.6
Portfolio turnover rate	59%	51%	84%	71%	46%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.45%	1.73%	1.65%	2.01%	2.47%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.03%	(0.32)%	0.02%	(0.43)%	(0.38)%
After fees waived and expenses absorbed	1.18%	0.11%	0.37%	0.28%	0.79%

*	Calculated based on the average number of shares outstanding
**	Does not round to $0.01

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017

NOTE 1 – ORGANIZATION
The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Blue Chip Equity Income Fund are diversified and the Hodges Pure Contrarian Fund is non-diversified. The Hodges Fund commenced operations on October 9, 1992.  The Hodges Fund currently offers two classes of shares: Retail Class and Institutional Class.  The Retail Class commenced operations on October 9, 1992 and the Institutional Class commenced operations on December 12, 2008. The Hodges Small Cap Fund commenced operations on December 18, 2007.  The Hodges Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class.  The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008.  The Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund commenced operations on December 26, 2013 and offer a Retail Class of shares only.  The Hodges Pure Contrarian Fund and Hodges Blue Chip Equity Income Fund commenced operations on September 10, 2009 and offer a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears its own distribution and sub-transfer agency expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund is long-term capital appreciation.  The investment objective of the Hodges Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s), and Master Limited Partnerships (“MLP’s”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REIT’s, BDC’s, and MLP’s, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following are summaries of the inputs used to value the Funds’ investments as of March 31, 2017. See the Schedules of Investments for industry breakouts.

Hodges Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$361,888,508	$—	$—	$361,888,508
Call Options Purchased	—	18,913,225	—	18,913,225
Short-Term Investments	229	—	—	229
Total Investments in Securities	$361,888,737	$18,913,225	$—	$380,801,962

Hodges Small Cap Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,144,439,115	$—	$—	$1,144,439,115
Short-Term Investments	20,582,108	—	—	20,582,108
Total Investments in Securities	$1,165,021,223	$—	$—	$1,165,021,223

Hodges Small Intrinsic Value Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$104,907,722	$—	$—	$104,907,722
Short-Term Investments	6,294,015	—	—	6,294,015
Total Investments in Securities	$111,201,737	$—	$—	$111,201,737

Hodges Small-Mid Cap Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$21,072,725	$—	$—	$21,072,725
Short-Term Investments	84,346	—	—	84,346
Total Investments in Securities	$21,157,071	$—	$—	$21,157,071

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

Hodges Pure Contrarian Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks*	$11,576,424	$60,938	$—	$11,637,362
Call Options Purchased	—	25,980	—	25,980
Short-Term Investments	156,547	—	—	156,547
Total Investments in Securities	$11,732,971	$86,918	$—	$11,819,889

* Level 2 security is categorized in the Computer & Electronic Products industry.

Hodges Blue Chip Equity Income Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$23,884,290	$—	$—	$23,884,290
Short-Term Investments	130,533	—	—	130,533
Total Investments in Securities	$24,014,823	$—	$—	$24,014,823

The Funds record transfers at the end of each reporting period.  There was a transfer of $60,938 out of Level 1 into Level 2 in the Hodges Pure Contrarian Fund, due to a decrease in trading activity.  The remaining Funds did not have transfers into or out of Levels 1, 2, or 3 for the year ended March 31, 2017.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions.  Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Balance Sheet
Values of derivative instruments as of March 31, 2017:

Hodges Fund
	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2017		March 31, 2017
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$18,913,225	None	$—
Total		$18,913,225		$—

Hodges Pure Contrarian Fund
	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2017		March 31, 2017
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$25,980	None	$—
Total		$25,980		$—

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

Statement of Operations
The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2017:

Hodges Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain on Investments	$161,013	$2,903,972

Hodges Pure Contrarian Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments	$(8,715)	$(2,473)

The average absolute value of options held during the year ended March 31, 2017 was $14,904,473 and $35,929 in the Hodges Fund and Hodges Pure Contrarian Fund, respectively.
B.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.
As of March 31, 2017, the Funds did not defer, on a tax basis, any post-October losses.
As of March 31, 2017, the Funds deferred late year losses of:

Hodges Fund	$ —
Hodges Small Cap Fund	1,323,329
Hodges Small Intrinsic Value Fund	72,858
Hodges Small-Mid Cap Fund	36,502
Hodges Pure Contrarian Fund	—
Hodges Blue Chip Equity Income Fund	—

For the fiscal year ended March 31, 2017, the Funds had the following capital loss carryovers available for federal income tax purposes:

Expiring March 31,
	2018	2019	Unlimited	Unlimited
	(Short-Term)	(Short-Term)	(Short-Term)	(Long-Term)	Total
Hodges Fund	$—	$—	$—	$—	$—
Hodges Small Cap Fund	—	—	—	—	—
Hodges Small Intrinsic Value Fund	—	—	—	—	—
Hodges Small-Mid Cap Fund	—	—	—	—	—
Hodges Pure Contrarian Fund	—	—	—	—	—
Hodges Blue Chip Equity Income Fund	243,957	—	—	—	243,957

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

As of March 31, 2017, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three fiscal years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2017, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Dividends received from REIT’s generally are comprised of ordinary income, capital gains, and may include return of capital.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund are normally declared and paid on an annual basis. Distributions to shareholders from net investment income for the Hodges Blue Chip Equity Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts. The Funds may purchase call and put options on securities and indices.  As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Funds may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.  The Hodges Fund Retail Class, Hodges Small Cap Fund Retail Class, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 30 calendar days after purchase.  The Institutional Classes of the Hodges Fund and Hodges Small Cap Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

I.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

J.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Effective April 1, 2017, the Advisor has agreed to reduce its fees and/or pay expenses for the Hodges Fund to the extent necessary to maintain a net expense ratio (excluding interest expense in connection with investment activities, taxes, acquired fund fees and expenses, and extraordinary expenses) of 1.18% of the Retail Class Shares and 0.93% of the Institutional Class Shares.  Management has determined that there were no other subsequent events that would need to be disclosed in the Funds’ financial statements.

K.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2017, the following adjustments were made(a).

	Undistributed	Undistributed
	(Accumulated)	(Accumulated)
	Net Investment	Net Realized
	Income (Loss)	Gain (Loss)	Paid-in Capital
Hodges Fund	$1,978,973	$(1,978,973)	$—
Hodges Small Cap Fund	77,364	(77,364)	—
Hodges Small Intrinsic Value Fund	(12,889)	(22,424)	35,313
Hodges Small-Mid Cap Fund	47,003	—	(47,003)
Hodges Pure Contrarian Fund	45,592	(45,592)	—
Hodges Blue Chip Equity Income Fund	(10,873)	10,873	—
(a) These differences are primarily due to net operating loss, real estate investment trust, and distribution adjustments.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under respective Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund, and 0.65% for the Hodges Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund.  For the year ended March 31, 2017, the advisory fees incurred by the Funds are disclosed in the Statements of Operations.  The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Small Intrinsic Value Fund	1.29%
Hodges Small-Mid Cap Fund	1.40%
Hodges Pure Contrarian Fund	1.40%
Hodges Blue Chip Equity Income Fund	1.30%

Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval.  For the year ended March 31, 2017, the amount of fees and expenses waived and reimbursed by the Advisor are disclosed in the Statements of Operations.

At March 31, 2017, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund that may be recouped was $297,448, $234,281, $237,306, and $141,289, respectively.  The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2018	March 31, 2019	March 31, 2020
Hodges Small Intrinsic Value Fund	$103,178	$94,617	$99,653
Hodges Small-Mid Cap Fund	$84,215	$67,938	$82,128
Hodges Pure Contrarian Fund	$67,656	$77,403	$92,247
Hodges Blue Chip Equity Income Fund	$49,011	$54,902	$37,376

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent.  In those capacities, USBFS maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Funds to USBFS for these services for the year ended March 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank NA (the “Custodian”) serves as custodian to the Funds.  Both the Distributor and Custodian are affiliates of USBFS.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund’s Retail Shares may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund.  The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders.  Fees paid by the Funds to the Distributor for services for the year ended March 31, 2017, are disclosed in the Statements of Operations.  For the year ended March 31, 2017, First Dallas Securities, an affiliate of the Advisor, received $179,175, $529,154, $49,464, $10,264, $6,417, and $19,346, in distribution fees from the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund, respectively.

Each Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”), for Sub-Transfer Agent fees paid to third-party intermediaries, with respect to each Fund’s Retail and Institutional Shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended March 31, 2017, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to USBFS as the Transfer Agent for the Funds, were as follows:

	Sub-Transfer	Sub-Transfer	Transfer	Transfer
	Agent Fees –	Agent Fees –	Agent Fees –	Agent Fees –
	Retail Shares	Institutional Shares	Retail Shares	Institutional Shares
Hodges Fund	$197,755	$ 1,930	$ 82,229	$ 3,261
Hodges Small Cap Fund	$751,747	$125,416	$119,788	$52,066
Hodges Small Intrinsic Value Fund	$ 91,179	—	$ 23,360	—
Hodges Small-Mid Cap Fund	$ 9,488	—	$ 19,290	—
Hodges Pure Contrarian Fund	$ 4,321	—	$ 18,732	—
Hodges Blue Chip Equity Income Fund	$ 6,505	—	$ 11,608	—

For the year ended March 31, 2017, First Dallas Securities received $911,439, $1,277,578, $249,940, $32,690, $59,497, and $13,456 in brokerage commissions with respect to the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund for portfolio transactions, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated Fund under specific conditions outlined in procedures adopted by the Board of Trustees.  The procedures have been designed to ensure that any purchase or sale of

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

securities by the Funds from or to another Fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees, and/or common officers complies with Rule 17a-7 of the 1940 Act.  Further, as defined under the procedures, each transaction is effected at the current market price.  Pursuant to these procedures, for the year ended March 31, 2017, the Hodges Fund, Hodges Small Cap Fund, and Hodges Pure Contrarian Fund engaged in the following securities purchases and sales.  The Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Blue Chip Equity Income Fund did not engage in any securities purchases or sales pursuant to these procedures for the year ended March 31, 2017.

	Purchases	Sales
Hodges Fund	$590,150	$ —
Hodges Small Cap Fund	—	800,150
Hodges Pure Contrarian Fund	210,000	—

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale or maturity of securities for the Funds, excluding short-term investments, for the year ended March 31, 2017, were as follows:

	Purchases	Sales
Hodges Fund	$507,405,993	$ 419,334,292
Hodges Small Cap Fund	582,147,834	1,167,295,562
Hodges Small Intrinsic Value Fund	107,968,750	109,981,060
Hodges Small-Mid Cap Fund	21,489,983	20,783,316
Hodges Pure Contrarian Fund	21,491,636	18,842,997
Hodges Blue Chip Equity Income Fund	14,174,995	19,553,002

There were no purchases or sales of U.S. Government obligations for any of the Funds for the year ended March 31, 2017.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2017, and the year ended March 31, 2016, for each Fund was as follows:

Hodges Fund
	March 31, 2017	March 31, 2016
Distributions paid from:
Long-term capital gain*	$—	$—
Ordinary income	—	2,396,988
Total	$—	$2,396,988

Hodges Small Cap Fund
	March 31, 2017	March 31, 2016
Distributions paid from:
Long-term capital gain*	$3,856,531	$6,205,360
Ordinary income	1,437,931	—
Total	$5,294,462	$6,205,360

Hodges Small Intrinsic Value Fund
	March 31, 2017	March 31, 2016
Distributions paid from:
Long-term capital gain*	$—	$171,209
Ordinary income	—	616,663
Total	$—	$787,872

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

Hodges Small-Mid Cap Fund
	March 31, 2017	March 31, 2016
Distributions paid from:
Long-term capital gain*	$2,315	$336,399
Ordinary income	—	78,682
Total	$2,315	$415,081

Hodges Pure Contrarian Fund
	March 31, 2017	March 31, 2016
Distributions paid from:
Long-term capital gain*	$—	$—
Ordinary income	—	189,000
Total	$—	$189,000

Hodges Blue Chip Equity Income Fund
	March 31, 2017	March 31, 2016
Distributions paid from:
Long-term capital gain*	$874,854	$933,572
Ordinary income	295,416	12,217
Total	$1,170,270	$945,789

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows(a):

		Hodges Small
	Hodges Fund	Cap Fund
Cost of investments	$355,592,616	$1,023,479,134
Gross tax unrealized appreciation	68,493,313	232,902,765
Gross tax unrealized depreciation	(43,283,967)	(91,360,676)
Net tax unrealized appreciation	25,209,346	141,542,089
Undistributed ordinary income	2,043,329	—
Undistributed long-term capital gain	16,868,027	99,247,570
Total distributable earnings	18,911,356	99,247,570
Other accumulated loss	—	(1,323,329)
Total accumulated gain	$44,120,702	$239,466,330

	Hodges Small Intrinsic	Hodges Small-Mid
	Value Fund	Cap Fund
Cost of investments	$104,492,562	$19,386,169
Gross tax unrealized appreciation	13,036,990	2,962,285
Gross tax unrealized depreciation	(6,327,815)	(1,191,383)
Net tax unrealized appreciation	6,709,175	1,770,902
Undistributed ordinary income	—	—
Undistributed long-term capital gain	273,249	556,307
Total distributable earnings	273,249	556,307
Other accumulated loss	(72,858)	(36,502)
Total accumulated gain	$6,909,566	$2,290,707

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

	Hodges Pure	Hodges Blue Chip
	Contrarian Fund	Equity Income Fund
Cost of investments	$11,728,369	$19,062,570
Gross tax unrealized appreciation	1,632,768	5,100,110
Gross tax unrealized depreciation	(1,541,248)	(147,857)
Net tax unrealized appreciation	91,520	4,952,253
Undistributed ordinary income	690,706	—
Undistributed long-term capital gain	—	785,872
Total distributable earnings	690,706	785,872
Other accumulated loss	—	(243,957)
Total accumulated gain	$782,226	$5,494,168

(a) The difference between book basis and tax basis unrealized appreciation was primarily attributable to the treatment of wash sales.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisor.  For the year ended March 31, 2017, the Funds had the following transactions with affiliated companies:

Hodges Fund

As of March 31, 2017, the value of all securities of affiliated companies held in the Hodges Fund amounted to $27,181,825, representing 7.0% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2016	Purchases	Sales	2017	Gain (Loss)	Income	2017	Cost
Comstock Resources, Inc.#	3,521,600	264,900	2,817,280	969,220	$—	$—	$8,945,900	$15,246,372
The Dixie Group, Inc.	1,639,021	44,500	—	1,683,521	$—	$—	$6,060,676	$12,646,220
Luby’s, Inc.	1,661,301	—	133,327	1,527,974	$(725,800)	$—	$4,751,999	$10,197,546
U.S. Concrete, Inc.**	—	250,000	135,000	115,000	$1,252,893	$—	$7,423,250	$5,527,922
Total							$27,181,825	$43,618,060
A.H. Belo Corp. – Class A^	630,220	—	630,220	—	$187,825	$117,447	$—	$—
Texas Pacific Land Trust^	141,069	—	71,069	70,000	$13,302,769	$105,405	$19,582,500	$1,428,403
Total					$14,017,687	$222,852

#	Included in sales is a 1 for 5 reverse stock split, with an ex-date of August 1, 2016.
**	This security was not considered an affiliate at March 31, 2016, but is considered an affiliate at March 31, 2017.
^	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2017.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

Hodges Small Cap Fund

As of March 31, 2017, the value of all securities of affiliated companies held in the Hodges Small Cap Fund amounted to $37,105,387, representing 3.2% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2016	Purchases	Sales	2017	Gain (Loss)	Income	2017	Cost
Comstock Resources, Inc.#	1,610,000	—	1,288,000	322,000	$—	$—	$2,972,060	$8,897,116
Dignitana**	—	1,627,500	—	1,627,500	$—	$—	$2,960,527	$2,944,813
Luby’s, Inc.	1,190,000	—	50,000	1,140,000	$(28,250)	$—	$3,545,400	$5,345,850
U.S. Concrete, Inc.**	620,000	150,000	342,000	428,000	$13,809,545	$—	$27,627,400	$14,949,839
Total							$37,105,387	$32,137,618
Shoe Carnival, Inc.^	1,125,000	—	475,000	650,000	$2,063,804	$184,597	$15,970,500	$12,691,889
Texas Pacific Land Trust^	235,300	2,135	120,293	117,142	$16,798,442	$158,142	$32,770,475	$8,140,125
Total					$32,643,541	$342,739

#	Included in sales is a 1 for 5 reverse stock split, with an ex-date of August 1, 2016.
**	This security was not considered an affiliate at March 31, 2016, but is considered an affiliate at March 31, 2017.
^	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2017.

Hodges Small Intrinsic Value Fund

As of March 31, 2017, the value of all securities of affiliated companies held in the Hodges Small Intrinsic Value Fund amounted to $2,323,800, representing 2.1% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2016	Purchases	Sales	2017	Gain (Loss)	Income	2017	Cost
U.S. Concrete, Inc.**	43,000	37,000	44,000	36,000	$901,780	$—	$2,323,800	$1,866,347
Total				—			$2,323,800	$1,866,347
Shoe Carnival, Inc.^	100,000	20,000	74,000	46,000	$71,277	$11,550	$1,130,220	$1,023,294
Texas Pacific Land Trust^	6,000	—	6,000	—	$253,172	$—	$—	$—
Total					$1,226,229	$11,550

**	This security was not considered an affiliate at March 31, 2016, but is considered an affiliate at March 31, 2017.
^	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2017.

Hodges Small-Mid Cap Fund

As of March 31, 2017, the value of all securities of affiliated companies held in the Hodges Small-Mid Cap Fund amounted to $322,750, representing 1.5% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2016	Purchases	Sales	2017	Gain (Loss)	Income	2017	Cost
U.S. Concrete, Inc.**	—	5,000	—	5,000	$—	$—	$322,750	$293,285
Total					$—	$—

**	This security was not considered an affiliate at March 31, 2016, but is considered an affiliate at March 31, 2017.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Continued)

Hodges Pure Contrarian Fund

As of March 31, 2017, the value of all securities of affiliated companies held in the Hodges Pure Contrarian Fund amounted to $1,403,429, representing 11.9% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2016	Purchases	Sales	2017	Gain (Loss)	Income	2017	Cost
Comstock Resources, Inc.#	280,000	170,000	380,000	70,000	$(252,806)	$—	$646,100	$310,922
The Dixie Group, Inc.	50,000	75,000	13,978	111,022	$(133,942)	$—	$399,679	$604,939
Luby’s, Inc.	100,000	50,000	35,000	115,000	$(9,300)	$—	$357,650	$602,504
Total							$1,403,429	$1,518,365
A.H. Belo Corp. – Class A^	50,100	20,000	20,100	50,000	$(16,593)	$18,416	$307,500	$350,960
Total					$(412,641)	$18,416

#	Included in sales is a 1 for 5 reverse stock split, with an ex-date of August 1, 2016.
^	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2017.

Hodges Blue Chip Equity Income Fund

As of March 31, 2017, the Hodges Blue Chip Equity Fund did not hold any securities of affiliated companies.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2016	Purchases	Sales	2017	Gain (Loss)	Income	2017	Cost
Texas Pacific Land Trust^	3,500	—	3,500	—	$368,783	$—	$—	$—
Total					$368,783	$—

^	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2017.

NOTE 7 – CREDIT FACILITY

U.S. Bank NA has made available to the Funds credit facilities pursuant to separate Loan and Security Agreement for temporary or extraordinary purposes.  Credit facility activity for the year ended March 31, 2017, was as follows:
			Hodges Small	Hodges	Hodges Pure	Hodges Blue
		Hodges Small	Intrinsic	Small-Mid	Contrarian	Chip Equity
	Hodges Fund	Cap Fund	Value Fund	Cap Fund	Fund	Income Fund
Maximum available credit	$14,000,000	$40,000,000	$4,000,000	$2,500,000	$700,000	$2,000,000
Largest amount outstanding
on an individual day	14,000,000	21,347,000	918,000	286,000	700,000	2,000,000
Average daily loan outstanding	180,077	1,451,123	4,493	6,079	31,726	33,214
Interest Expense	7,415	57,412	158	341	1,157	1,232
Credit facility outstanding
as of March 31, 2017	13,589,000	—	—	—	—	—
Average interest rate	3.62%	3.59%	3.50%	3.51%	3.69%	3.56%

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Hodges Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund, each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund in which the financial highlights were for each of the three years in the period then ended and for the period December 26, 2013 (commencement of operations) to March 31, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2017

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex(2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Age and Address	Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	6	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Funds (34 series);
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset		PNC Advantage
Fund Services, LLC			Management (investment adviser and manager) and		Funds (1 series).
2020 E. Financial Way			formerly, President, Value Line, Inc. (investment
Suite 100			advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	6	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate.)
Glendora, CA 91741

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Funds since 2013;	6	Interested Trustee,
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Direxion Funds
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund		(24 series);
Fund Services, LLC		2011.	Services, LLC 1997-2013.		Direxion Shares
2020 E. Financial Way					ETF Trust (142
Suite 100					series).
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	6	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	6	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, AMG
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Funds (67 series);
Fund Services, LLC					Advisory
2020 E. Financial Way					Board Member,
Suite 100					Sustainable
Glendora, CA 91741					Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex(2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Age and Address	Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741

Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,	Not	Not
(born 1973)	President	Term; Since	LLC, since June 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2017.
Fund Services, LLC	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC since	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	August 2004.
Fund Services, LLC	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term; Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Hodges Mutual Funds

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	—%
Hodges Small Cap Fund	100.00%
Hodges Small Intrinsic Value Fund	—%
Hodges Small-Mid Cap Fund	—%
Hodges Pure Contrarian Fund	—%
Hodges Blue Chip Equity Income Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2017, was as follows:

Hodges Fund	—%
Hodges Small Cap Fund	100.00%
Hodges Small Intrinsic Value Fund	—%
Hodges Small-Mid Cap Fund	—%
Hodges Pure Contrarian Fund	—%
Hodges Blue Chip Equity Income Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended March 31, 2017, was as follows:

Hodges Fund	—%
Hodges Small Cap Fund	—%
Hodges Small Intrinsic Value Fund	—%
Hodges Small-Mid Cap Fund	—%
Hodges Pure Contrarian Fund	—%
Hodges Blue Chip Equity Income Fund	—%

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 811-0224 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us verbally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ANNUAL REPORT   •   MARCH 31, 2017

Fund	Retail Class	Institutional Class
Hodges Fund
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232
Hodges Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224
Hodges Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A
Hodges Small-Mid Cap Fund
Ticker Symbol	HDSMX	N/A
CUSIP	74316J326	N/A
Hodges Pure Contrarian Fund
Ticker Symbol	HDPCX	N/A
CUSIP	742935158	N/A
Hodges Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224

INVESTMENT ADVISOR
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com

CUSTODIAN
U.S. BANK NA
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700, New York, New York 10103

HG-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$23,100	$23,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small Cap Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$23,100	$23,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Blue Chip Equity Income Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Pure Contrarian Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small Intrinsic Value Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small-Mid Cap Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Professionally Managed Portfolios

By (Signature and Title)              /s/Elaine E. Richards
 Elaine E. Richards, President/Principal Executive Officer

Date    June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)              /s/Elaine E. Richards
 Elaine E. Richards, President/Principal Executive Officer

Date     June 2, 2017

By (Signature and Title)              /s/Aaron J. Perkovich
 Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     May 30, 2017

* Print the name and title of each signing officer under his or her signature.